                                                                 EXHIBIT 99.(13)


STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
AIM V.I. CAPITAL APPRECIATION FUND SUBACCOUNT
6.66  YEAR PERIOD (Life of Subaccount) ENDING    12/31/99

                             A                 B                C              D
                       Value of One      Value of One        Annual
                       Accumulation      Accumulation      Maintenance                 Standard Average      Non-Standard Average *
                       at Beginning         at End           Charge       Withdrawal
         Period          of Period         of Period         Factor         Charge     ERV(n)       T        ERV(n)          T
  05/05/93 to 12/31/93     1.000000        1.184161        0.000658                    1,183.50
  12/31/93 to 12/31/94     1.184161        1.196858        0.001000                    1,195.01
  12/31/94 to 12/31/95     1.196858        1.601576        0.001000                    1,597.91
  12/31/95 to 12/31/96     1.601576        1.857810        0.001000                    1,851.96
  12/31/96 to 12/31/97     1.857810        2.079034        0.001000                    2,070.63
  12/31/97 to 12/31/98     2.079034        2.446389        0.001000                    2,434.43
  12/31/98 to 12/31/99     2.446389        3.490042        0.001000         7.00%      3,400.55     20.17%    3,470.55     20.54%

This calculation uses the formula:

                         P ( 1 + T ) /\ n  =  ERV

Where:

                         P          = A hypothetical initial payment of:        $1,000
                                    = ERV(0)

                         T          = Average annual total return
                                    = ((ERV(7)/P) /\ (1/6.66)) -1

                         n          = Number of years

                         ERV(n)     = Ending redeemable value at the end of year n
                                    = ERV(n-1) x ((b/a) - c)            for n = 1 to 6
                                    = ERV(6) x ((b/a) - c) - (d x P)    for n = 7

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
AIM V.I. GROWTH FUND SUBACCOUNT
6.66  YEAR PERIOD (Life of Subaccount) ENDING    12/31/99

                                A               B              C              D
                          Value of One     Value of One      Annual
                          Accumulation     Accumulation    Maintenance                    Standard Average    Non-Standard Average *
                          at Beginning        at End         Charge       Withdrawal
         Period            of Period        of Period        Factor         Charge         ERV(n)        T        ERV(n)       T
  05/05/93 to 12/31/93      1.000000         1.096592       0.000658                      1,095.93
  12/31/93 to 12/31/94      1.096592         1.054486       0.001000                      1,052.76
  12/31/94 to 12/31/95      1.054486         1.401436       0.001000                      1,398.09
  12/31/95 to 12/31/96      1.401436         1.633117       0.001000                      1,627.82
  12/31/96 to 12/31/97      1.633117         2.042817       0.001000                      2,034.56
  12/31/97 to 12/31/98      2.042817         2.702507       0.001000                      2,689.55
  12/31/98 to 12/31/99      2.702507         3.605202       0.001000        7.00%         3,515.22   20.77%    3,585.22    21.13%

This calculation uses the formula:

                         P ( 1 + T ) /\ n  =  ERV

Where:

                         P            = A hypothetical initial payment of:        $1,000
                                      = ERV(0)

                         T            = Average annual total return
                                      = ((ERV(7)/P) /\ (1/6.66)) -1

                         n            = Number of years

                         ERV(n)       = Ending redeemable value at the end of year n
                                      = ERV(n-1) x ((b/a) - c)            for n = 1 to 6
                                      = ERV(6) x ((b/a) - c) - (d x P)    for n = 7

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
AIM V.I. GROWTH AND INCOME FUND SUBACCOUNT
5.67  YEAR PERIOD (Life of Subaccount) ENDING    12/31/99


                                A                B               C             D
                          Value of One     Value of One       Annual
                          Accumulation     Accumulation     Maintenance                   Standard Average   Non-Standard Average *
                          at Beginning        at End          Charge      Withdrawal
         Period             of Period        of Period        Factor        Charge         ERV(n)     T       ERV(n)        T
  05/02/94 to 12/31/94       1.000000        0.990633        0.000666                       989.97
  12/31/94 to 12/31/95       0.990633        1.308195        0.001000                     1,306.33
  12/31/95 to 12/31/96       1.308195        1.547836        0.001000                     1,544.32
  12/31/96 to 12/31/97       1.547836        1.918559        0.001000                     1,912.65
  12/31/97 to 12/31/98       1.918559        2.416692        0.001000                     2,407.34
  12/31/98 to 12/31/99       2.416692        3.199769        0.001000         8.00%       3,104.98   22.13%   3,184.98     22.67%

This calculation uses the formula:

                         P ( 1 + T ) /\ n  =  ERV

Where:

                         P            = A hypothetical initial payment of:        $1,000
                                      = ERV(0)

                         T            = Average annual total return
                                      = ((ERV(6)/P) /\ (1/5.67)) -1

                         n            = Number of years

                         ERV(n)       = Ending redeemable value at the end of year n
                                      = ERV(n-1) x ((b/a) - c)            for n = 1 to 5
                                      = ERV(5) x ((b/a) - c) - (d x P)    for n = 6

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
AIM V.I. INTERNATIONAL EQUITY FUND SUBACCOUNT
6.66 YEAR PERIOD (Life of Subaccount) ENDING    12/31/99

                              A             B            C              D
                        Value of One  Value of One     Annual
                        Accumulation  Accumulation   Maintenance                    Standard Average         Non-Standard Average *
                        at Beginning     at End        Charge       Withdrawal
         Period           of Period     of Period      Factor         Charge         ERV(n)       T             ERV(n)       T
  05/05/93 to 12/31/93     1.000000     1.178272       0.000658                    1,177.61
  12/31/93 to 12/31/94     1.178272     1.143106       0.001000                    1,141.29
  12/31/94 to 12/31/95     1.143106     1.321698       0.001000                    1,318.46
  12/31/95 to 12/31/96     1.321698     1.565055       0.001000                    1,559.90
  12/31/96 to 12/31/97     1.565055     1.650289       0.001000                    1,643.29
  12/31/97 to 12/31/98     1.650289     1.879382       0.001000                    1,869.77
  12/31/98 to 12/31/99     1.879382     2.874595       0.001000        7.00%       2,788.03    16.64%          2,858.03   17.08%

This calculation uses the formula:

               P ( 1 + T ) /\ n  =  ERV
Where:
               P            = A hypothetical initial payment of:         $1,000
                            = ERV(0)

               T            = Average annual total return
                            = ((ERV(7)/P) /\ (1/6.66)) -1

               n            = Number of years

               ERV(n)       = Ending redeemable value at the end of year n
                            = ERV(n-1) x ((b/a) - c)            for n = 1 to 6
                            = ERV(6) x ((b/a) - c) - (d x P)    for n = 7

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
AIM V.I. VALUE FUND SUBACCOUNT
6.66  YEAR PERIOD (Life of Subaccount) ENDING    12/31/99

                                 A              B              C             D
                           Value of One   Value of One      Annual
                           Accumulation   Accumulation    Maintenance                  Standard Average      Non-Standard Average *
                           at Beginning      at End         Charge      Withdrawal
         Period             of Period       of Period       Factor        Charge        ERV(n)       T         ERV(n)         T
  05/05/93 to 12/31/93      1.000000        1.137829      0.000658                       1,137.17
  12/31/93 to 12/31/94      1.137829        1.167324      0.001000                       1,165.51
  12/31/94 to 12/31/95      1.167324        1.568458      0.001000                       1,564.86
  12/31/95 to 12/31/96      1.568458        1.779692      0.001000                       1,774.04
  12/31/96 to 12/31/97      1.779692        2.171329      0.001000                       2,162.66
  12/31/97 to 12/31/98      2.171329        2.834910      0.001000                       2,821.43
  12/31/98 to 12/31/99      2.834910        3.632734      0.001000        7.00%          3,542.64   20.91%    3,612.64     21.27%

This calculation uses the formula:

                  P ( 1 + T ) /\ n  =  ERV

Where:

                  P           = A hypothetical initial payment of:      $1,000
                              = ERV(0)

                  T           = Average annual total return
                              = ((ERV(7)/P) /\ (1/6.66)) -1

                  n           = Number of years

                  ERV(n)      = Ending redeemable value at the end of year n
                              = ERV(n-1) x ((b/a) - c)          for n = 1 to 6
                              = ERV(6) x ((b/a) - c) - (d x P)  for n = 7

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
ALGER AMERICAN GROWTH PORTFOLIO SUBACCOUNT
10.98  YEAR PERIOD (Life of Subaccount) ENDING    12/31/99

                              A              B             C           D
                         Value of One   Value of One     Annual
                         Accumulation   Accumulation   Maintenance                  Standard Average       Non-Standard Average *
                        at Beginning      at End        Charge      Withdrawal
         Period          of Period      of Period       Factor       Charge          ERV(n)      T           ERV(n)          T
  01/09/89 to 12/31/89     1.000000     1.224403      0.000975                     1,223.43
  12/31/89 to 12/31/90     1.224403     1.257341      0.001000                     1,255.12
  12/31/90 to 12/31/91     1.257341     1.741271      0.001000                     1,736.93
  12/31/91 to 12/31/92     1.741271     1.929761      0.001000                     1,923.22
  12/31/92 to 12/31/93     1.929761     2.330974      0.001000                     2,321.15
  12/31/93 to 12/31/94     2.330974     2.331861      0.001000                     2,319.71
  12/31/94 to 12/31/95     2.331861     3.136702      0.001000                     3,118.04
  12/31/95 to 12/31/96     3.136702     3.506278      0.001000                     3,482.30
  12/31/96 to 12/31/97     3.506278     4.348784      0.001000                     4,315.56
  12/31/97 to 12/31/98     4.348784     6.352284      0.001000                     6,299.43
  12/31/98 to 12/31/99     6.352284     8.380575      0.001000        0.00%        8,304.55    21.26%     8,304.55        21.26%


This calculation uses the formula:

            P ( 1 + T ) /\ n  =  ERV

Where:

            P            = A hypothetical initial payment of:            $1,000
                         = ERV(0)

            T            = Average annual total return
                         = ((ERV(11)/P) /\ (1/10.98)) -1

            n            = Number of years

            ERV(n)       = Ending redeemable value at the end of year n
                         = ERV(n-1) x ((b/a) - c)            for n = 1 to 10
                         = ERV(10) x ((b/a) - c) - (d x P)   for n = 11

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
ALGER AMERICAN INCOME & GROWTH PORTFOLIO SUBACCOUNT
11.13  YEAR PERIOD (Life of Subaccount) ENDING    12/31/99

                                 A             B               C            D
                            Value of One  Value of One       Annual
                            Accumulation  Accumulation     Maintenance                 Standard Average    Non-Standard Average *
                            at Beginning     at End          Charge      Withdrawal
         Period               of Period     of Period        Factor        Charge       ERV(n)         T        ERV(n)      T
  11/15/88 to 12/31/88       1.000000        1.007738        0.000126                  1,007.61
  12/31/88 to 12/31/89       1.007738        1.067343        0.001000                  1,066.20
  12/31/89 to 12/31/90       1.067343        1.055453        0.001000                  1,053.26
  12/31/90 to 12/31/91       1.055453        1.285814        0.001000                  1,282.09
  12/31/91 to 12/31/92       1.285814        1.377544        0.001000                  1,372.27
  12/31/92 to 12/31/93       1.377544        1.499010        0.001000                  1,491.90
  12/31/93 to 12/31/94       1.499010        1.355625        0.001000                  1,347.70
  12/31/94 to 12/31/95       1.355625        1.806983        0.001000                  1,795.07
  12/31/95 to 12/31/96       1.806983        2.132838        0.001000                  2,116.99
  12/31/96 to 12/31/97       2.132838        2.867288        0.001000                  2,843.86
  12/31/97 to 12/31/98       2.867288        3.744226        0.001000                  3,710.79
  12/31/98 to 12/31/99       3.744226        5.261705        0.001000        0.00%     5,211.00     15.99%    5,211.00     15.99%

This calculation uses the formula:

                 P ( 1 + T ) /\ n  =  ERV
 Where:
                 P            = A hypothetical initial payment of:      $1,000
                              = ERV(0)

                 T            = Average annual total return
                              = ((ERV(12)/P) /\ (1/11.13)) -1

                 n            = Number of years

                 ERV(n)       = Ending redeemable value at the end of year n
                              = ERV(n-1) x ((b/a) - c)          for n = 1 to 11
                              = ERV(11) x ((b/a) - c) - (d x P) for n = 12

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO SUBACCOUNT
4.93  YEAR PERIOD (Life of Subaccount) ENDING    12/31/99

                                    A              B             C             D
                              Value of One   Value of One     Annual
                              Accumulation   Accumulation   Maintenance                    Standard Average  Non-Standard Average *
                              at Beginning      at End        Charge      Withdrawal
         Period                 of Period      of Period      Factor        Charge          ERV(n)       T     ERV(n)          T
  01/25/95 to 12/31/95          1.000000       1.721466      0.000932                      1,720.53
  12/31/95 to 12/31/96          1.721466       1.902007      0.001000                      1,899.26
  12/31/96 to 12/31/97          1.902007       2.245078      0.001000                      2,239.93
  12/31/97 to 12/31/98          2.245078       3.495752      0.001000                      3,485.50
  12/31/98 to 12/31/99          3.495752       6.142184      0.001000        8.50%         6,035.69    43.95%  6,120.69     44.36%

This calculation uses the formula:

               P ( 1 + T ) /\ n  =  ERV
 Where:
                P          = A hypothetical initial payment of:        $1,000
                           = ERV (0)

               T           = Average annual total return
                           = ((ERV(5)/P) /\ (1/4.93)) -1

               n           = Number of years

               ERV(n)      = Ending redeemable value at the end of year n
                           = ERV(n-1) x ((b/a) - c)            for n = 1 to 4
                           = ERV(4) x ((b/a) - c) - (d x P)    for n = 5

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
ALGER AMERICAN MIDCAP GROWTH PORTFOLIO SUBACCOUNT
6.67  YEAR PERIOD (Life of Subaccount) ENDING    12/31/99

                                 A              B               C               D
                           Value of One     Value of One       Annual
                           Accumulation     Accumulation     Maintenance                   Standard Average   Non-Standard Average *
                           at Beginning        at End          Charge       Withdrawal
         Period              of Period        of Period        Factor         Charge         ERV(n)      T          ERV(n)    T
  05/03/93 to 12/31/93        1.000000        1.374336       0.000663                      1,373.67
  12/31/93 to 12/31/94        1.374336        1.334321       0.001000                      1,332.30
  12/31/94 to 12/31/95        1.334321        1.901343       0.001000                      1,897.14
  12/31/95 to 12/31/96        1.901343        2.098120       0.001000                      2,091.58
  12/31/96 to 12/31/97        2.098120        2.379729       0.001000                      2,370.22
  12/31/97 to 12/31/98        2.379729        3.058377       0.001000                      3,043.79
  12/31/98 to 12/31/99        3.058377        3.977571       0.001000          7.00%       3,885.55    22.58%      3,955.55   22.91%

This calculation uses the formula:


                         P ( 1 + T ) /\ n  =  ERV

Where:

                         P            = A hypothetical initial payment of:             $1,000
                                      = ERV(0)

                         T            = Average annual total return
                                      = ((ERV(7)/P) /\ (1/6.67)) -1

                         n            = Number of years

                         ERV(n)       = Ending redeemable value at the end of year n
                                      = ERV(n-1) x ((b/a) - c)            for n = 1 to 6
                                      = ERV(6) x ((b/a) - c) - (d x P)    for n = 7

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO SUBACCOUNT
11.28  YEAR PERIOD (Life of Subaccount) ENDING    12/31/99

                                   A              B               C               D
                            Value of One     Value of One       Annual
                            Accumulation     Accumulation     Maintenance                  Standard Average  Non-Standard Average *
                            at Beginning        at End          Charge      Withdrawal
         Period               of Period        of Period        Factor        Charge        ERV(n)       T         ERV(n)      T
  09/21/88 to 12/31/88         1.000000        0.962677        0.000277                      962.40
  12/31/88 to 12/31/89         0.962677        1.562247        0.001000                    1,560.84
  12/31/89 to 12/31/90         1.562247        1.674853        0.001000                    1,671.78
  12/31/90 to 12/31/91         1.674853        2.603345        0.001000                    2,596.90
  12/31/91 to 12/31/92         2.603345        2.658223        0.001000                    2,649.04
  12/31/92 to 12/31/93         2.658223        2.969755        0.001000                    2,956.85
  12/31/93 to 12/31/94         2.969755        2.800170        0.001000                    2,785.04
  12/31/94 to 12/31/95         2.800170        3.986188        0.001000                    3,961.87
  12/31/95 to 12/31/96         3.986188        4.095008        0.001000                    4,066.06
  12/31/96 to 12/31/97         4.095008        4.498498        0.001000                    4,462.63
  12/31/97 to 12/31/98         4.498498        5.125331        0.001000                    5,080.01
  12/31/98 to 12/31/99         5.125331        7.251248        0.001000        0.00%       7,182.04     19.10%    7,182.04   19.10%

This calculation uses the formula:

                         P ( 1 + T ) /\ n  = ERV

Where:

                         P            = A hypothetical initial payment of:               $1,000
                                      = ERV(0)

                         T            = Average annual total return
                                      = ((ERV(12)/P) /\ (1/11.28)) -1

                         n            = Number of years

                         ERV(n)       = Ending redeemable value at the end of year n
                                      = ERV(n-1) x ((b/a) - c)           for n = 1 to 11
                                      = ERV(11) x ((b/a) - c) - (d x P)  for n = 12

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
DEUTSCHE VIT EAFE EQUITY INDEX FUND SUBACCOUNT
2.36  YEAR PERIOD (Life of Subaccount) ENDING    12/31/99

                               A               B             C            D
                         Value of One    Value of One      Annual
                         Accumulation    Accumulation    Maintenance                  Standard Average      Non-Standard Average *
                         at Beginning       at End         Charge     Withdrawal
         Period           of Period       of Period        Factor       Charge         ERV(n)      T         ERV(n)          T
  08/22/97 to 12/31/97     1.000000        0.929266      0.000359                      928.91
  12/31/97 to 12/31/98     0.929266        1.128502      0.001000                    1,127.14
  12/31/98 to 12/31/99     1.128502        1.418818      0.001000       8.50%        1,330.98    12.89%     1,415.98       15.89%

This calculation uses the formula:

                         P ( 1 + T ) /\ n  =  ERV

Where:

                         P            = A hypothetical initial payment of:         $1,000
                                      = ERV(0)

                         T            = Average annual total return
                                      = ((ERV(3)/P) /\ (1/2.36)) -1

                         n            = Number of years

                         ERV(n)       = Ending redeemable value at the end of year n
                                      = ERV(n-1) x ((b/a) - c)            for n = 1 to 2
                                      = ERV(2) x ((b/a) - c) - (d x P)    for n = 3

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
DEUTSCHE VIT SMALL CAP INDEX FUND SUBACCOUNT
2.35  YEAR PERIOD (Life of Subaccount) ENDING    12/31/99

                             A             B            C             D
                        Value of One  Value of One    Annual
                        Accumulation  Accumulation  Maintenance                      Standard Average         Non-Standard Average *
                        at Beginning     at End       Charge      Withdrawal
         Period           of Period     of Period     Factor        Charge            ERV(n)      T             ERV(n)        T
  08/25/97 to 12/31/97    1.000000      1.045771     0.000351                        1,045.42
  12/31/97 to 12/31/98    1.045771      1.007589     0.001000                        1,006.21
  12/31/98 to 12/31/99    1.007589      1.189206     0.001000        8.50%           1,101.57    4.20%         1,186.57      7.55%

This calculation uses the formula:

                         P ( 1 + T ) /\ n  =  ERV

Where:

                         P      = A hypothetical initial payment of:          $1,000
                                = ERV(0)

                         T      = Average annual total return
                                = ((ERV(3)/P) /\ (1/2.35)) -1

                         n      = Number of years

                         ERV(n) = Ending redeemable value at the end of year n
                                = ERV(n-1) x ((b/a) - c)            for n = 1 to 2
                                = ERV(2) x ((b/a) - c) - (d x P)    for n = 3

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
DREYFUS VIF-APPRECIATION SUBACCOUNT
6.74 YEAR PERIOD (Life of Subaccount) ENDING    12/31/99

                              A               B            C             D
                         Value of One   Value of One     Annual
                         Accumulation   Accumulation   Maintenance                       Standard Average    Non-Standard Average *
                         at Beginning      at End        Charge      Withdrawal
          Period           of Period      of Period      Factor        Charge             ERV(n)       T       ERV(n)         T
  04/05/93 to 12/31/93     1.000000        1.056440      0.000740                       1,055.70
  12/31/93 to 12/31/94     1.056440        1.073451      0.001000                       1,071.64
  12/31/94 to 12/31/95     1.073451        1.413804      0.001000                       1,410.35
  12/31/95 to 12/31/96     1.413804        1.750831      0.001000                       1,745.15
  12/31/96 to 12/31/97     1.750831        2.211304      0.001000                       2,202.38
  12/31/97 to 12/31/98     2.211304        2.840107      0.001000                       2,826.44
  12/31/98 to 12/31/99     2.840107        3.121770      0.001000       7.00%           3,033.92      17.89%   3,103.92      18.29%

This calculation uses the formula:

                         P ( 1 + T ) /\ n  =  ERV

Where:

                         P            = A hypothetical initial payment of:          $1,000
                                      = ERV(0)

                         T            = Average annual total return
                                      = ((ERV(7)/P) /\ (1/6.74)) -1

                         n            = Number of years

                         ERV(n)       = Ending redeemable value at the end of year n
                                      = ERV(n-1) x ((b/a) - c)            for n = 1 to 6
                                      = ERV(6) x ((b/a) - c) - (d x P)    for n = 7

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
DREYFUS VIF-QUALITY BOND SUBACCOUNT
9.34  YEAR PERIOD (Life of Subaccount) ENDING    12/31/99

                              A             B             C            D
                        Value of One  Value of One     Annual
                        Accumulation  Accumulation   Maintenance                       Standard Average     Non-Standard Average *
                        at Beginning     at End        Charge       Withdrawal
         Period           of Period     of Period      Factor         Charge            ERV(n)       T       ERV(n)         T
  08/31/90 to 12/31/90    1.000000      1.019242     0.000334                         1,018.91
  12/31/90 to 12/31/91    1.019242      1.147157     0.001000                         1,145.76
  12/31/91 to 12/31/92    1.147157      1.267964     0.001000                         1,265.28
  12/31/92 to 12/31/93    1.267964      1.442237     0.001000                         1,437.91
  12/31/93 to 12/31/94    1.442237      1.356944     0.001000                         1,351.44
  12/31/94 to 12/31/95    1.356944      1.611604     0.001000                         1,603.71
  12/31/95 to 12/31/96    1.611604      1.638798     0.001000                         1,629.17
  12/31/96 to 12/31/97    1.638798      1.768299     0.001000                         1,756.28
  12/31/97 to 12/31/98    1.768299      1.839540     0.001000                         1,825.28
  12/31/98 to 12/31/99    1.839540      1.817202     0.001000         0.00%           1,801.29      6.50%    1,801.29     6.50%

This calculation uses the formula:

                         P ( 1 + T ) /\ n  =  ERV

Where:

                         P            = A hypothetical initial payment of:          $1,000
                                      = ERV(0)

                         T            = Average annual total return
                                      = ((ERV(10)/P) /\ (1/9.34)) -1

                         n            = Number of years

                         ERV(n)       = Ending redeemable value at the end of year n
                                      = ERV(n-1) x ((b/a) - c)            for n = 1 to 9
                                      = ERV(9) x ((b/a) - c) - (d x P)    for n = 10

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND SUBACCOUNT
6.24  YEAR PERIOD (Life of Subaccount) ENDING    12/31/99

                                A                 B              C                D
                          Value of One      Value of One      Annual
                          Accumulation      Accumulation    Maintenance                   Standard Average   Non-Standard Average *
                          at Beginning         at End         Charge        Withdrawal
         Period             of Period         of Period       Factor          Charge         ERV(n)     T       ERV(n)       T
  10/07/93 to 12/31/93       1.000000        1.070105        0.000233                      1,069.87
  12/31/93 to 12/31/94       1.070105        1.070990        0.001000                      1,069.69
  12/31/94 to 12/31/95       1.070990        1.421551        0.001000                      1,418.75
  12/31/95 to 12/31/96       1.421551        1.699636        0.001000                      1,694.87
  12/31/96 to 12/31/97       1.699636        2.153066        0.001000                      2,145.33
  12/31/97 to 12/31/98       2.153066        2.747484        0.001000                      2,735.47
  12/31/98 to 12/31/99       2.747484        3.525206        0.001000         7.00%        3,437.06   21.90%   3,507.06    22.29%

This calculation uses the formula:

                         P ( 1 + T ) /\ n  =  ERV

Where:

                         P            = A hypothetical initial payment of:           $1,000
                                      = ERV(0)

                         T            = Average annual total return
                                      = ((ERV(7)/P) /\ (1/6.24)) -1

                         n            = Number of years

                         ERV(n)       = Ending redeemable value at the end of year n
                                      = ERV(n-1) x ((b/a) - c)            for n = 1 to 6
                                      = ERV(6) x ((b/a) - c) - (d x P)    for n = 7

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
EVERGREEN VA EQUITY INDEX SUBACCOUNT
0.25  YEAR PERIOD (Life of Subaccount) ENDING    12/31/99

                                A                B               C              D
                          Value of One     Value of One       Annual
                          Accumulation     Accumulation     Maintenance                  Standard Average    Non-Standard Average *
                          at Beginning        at End          Charge       Withdrawal
         Period             of Period        of Period        Factor         Charge         ERV(n)     T        ERV(n)        T

09/29/99 to 12/31/99        1.000000          1.150795       0.000255         9.00%       1,060.54   25.95%   1,150.54     73.39%

This calculation uses the formula:

                         P ( 1 + T ) /\ n  =  ERV

Where:

                         P      = A hypothetical initial payment of:                 $1,000
                                = ERV(0)

                         T      = Average annual total return
                                = ((ERV(1)/P) /\ (1/0.25)) -1

                         n      = Number of years

                         ERV(n) = Ending redeemable value at the end of year n

                                = ERV(0) x ((b/a) - c) - (d x P)    for n = 1

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
EVERGREEN VA FOUNDATION SUBACCOUNT
3.84  YEAR PERIOD (Life of Subaccount) ENDING    12/31/99

                                A               B              C                D
                          Value of One    Value of One      Annual
                          Accumulation    Accumulation    Maintenance                       Standard Average  Non-Standard Average *
                          at Beginning       at End         Charge         Withdrawal
         Period             of Period       of Period       Factor           Charge           ERV(n)      T     ERV(n)         T
 03/01/96 to 12/31/96       1.000000        1.139566       0.000836                         1,138.73
 12/31/96 to 12/31/97       1.139566        1.436561       0.001000                         1,434.37
 12/31/97 to 12/31/98       1.436561        1.567436       0.001000                         1,563.61
 12/31/98 to 12/31/99       1.567436        1.710200       0.001000           8.50%         1,619.46    13.39%  1.704.46    14.92%

This calculation uses the formula:

                         P ( 1 + T ) /\ n  =  ERV

Where:

                         P            = A hypothetical initial payment of:         $1,000
                                      = ERV(0)

                         T            = Average annual total return
                                      = ((ERV(4)/P) /\ (1/3.84)) -1

                         n            = Number of years

                         ERV(n)       = Ending redeemable value at the end of year n
                                      = ERV(n-1) x ((b/a) - c)            for n = 1 to 3
                                      = ERV(3) x ((b/a) - c) - (d x P)    for n = 4


Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
EVERGREEN VA GLOBAL LEADERS SUBACCOUNT
2.82  YEAR PERIOD (Life of Subaccount) ENDING    12/31/99

                               A             B            C            D
                         Value of One  Value of One    Annual
                         Accumulation  Accumulation  Maintenance                       Standard Average     Non-Standard Average *
                         at Beginning     at End       Charge      Withdrawal
         Period            of Period     of Period     Factor        Charge            ERV(n)         T        ERV(n)        T
  03/06/97 to 12/31/97     1.000000      1.075599     0.000822                       1,074.78
  12/31/97 to 12/31/98     1.075599      1.261515     0.001000                       1,259.48
  12/31/98 to 12/31/99     1.261515      1.551756     0.001000       8.50%           1,462.99       14.43%     1,547.99    16.75%

This calculation uses the formula:

             P ( 1 + T ) /\ n  =  ERV

Where:

             P            = A hypothetical initial payment of:    $1,000
                          = ERV(0)

             T            = Average annual total return
                          = ((ERV(3)/P) /\ (1/2.82)) -1

             n            = Number of years

             ERV(n)       = Ending redeemable value at the end of year n
                          = ERV(n-1) x ((b/a) - c)            for n = 1 to 2
                          = ERV(2) x ((b/a) - c) - (d x P)    for n = 3

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
EVERGREEN VA SMALL CAP SUBACCOUNT
1.67  YEAR PERIOD (Life of Subaccount) ENDING    12/31/99

                                 A               B              C              D
                           Value of One     Value of One      Annual
                           Accumulation     Accumulation    Maintenance                    Standard Average   Non-Standard Average *
                           at Beginning        at End         Charge       Withdrawal
         Period             of Period        of Period        Factor         Charge         ERV(n)        T      ERV(n)       T
  05/01/98 to 12/31/98       1.000000         0.962279       0.000668                      961.61
  12/31/98 to 12/31/99       0.962279         1.063544       0.001000        9.00%         971.84      -1.70%   1,061.84     3.66%

This calculation uses the formula:

               P ( 1 + T ) /\ n  =  ERV

Where:

               P      = A hypothetical initial payment of:                       $1,000
                      = ERV(0)

               T      = Average annual total return
                      = ((ERV(2)/P) /\ (1/1.67)) -1

               n      = Number of years

               ERV(n) = Ending redeemable value at the end of year n
                      = ERV(n-1) x ((b/a) - c)            for n = 1
                      = ERV(1) x ((b/a) - c) - (d x P)    for n = 2

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
INVESCO VIF-EQUITY INDEX SUBACCOUNT
5.39  YEAR PERIOD (Life of Subaccount) ENDING  12/31/99

                                 A               B              C              D
                           Value of One     Value of One      Annual
                           Accumulation     Accumulation    Maintenance                    Standard Average   Non-Standard Average *
                           at Beginning        at End         Charge       Withdrawal
         Period             of Period        of Period        Factor         Charge         ERV(n)       T     ERV(n)         T
  08/10/94 to 12/31/94       1.000000         1.006455       0.000392                     1,006.06
  12/31/94 to 12/31/95       1.006455         1.283606       0.001000                     1,282.10
  12/31/95 to 12/31/96       1.283606         1.547878       0.001000                     1,544.78
  12/31/96 to 12/31/97       1.547878         1.956788       0.001000                     1,951.33
  12/31/97 to 12/31/98       1.956788         2.225058       0.001000                     2,216.90
  12/31/98 to 12/31/99       2.225058         2.520137       0.001000        8.00%        2,428.68     17.88%  2,508.68     18.59%

This calculation uses the formula:

            P ( 1 + T ) /\ n  =  ERV

Where:

            P      = A hypothetical initial payment of:                      $1,000
                   = ERV(0)

            T      = Average annual total return
                   = ((ERV(6)/P) /\ (1/5.39)) -1

            n      = Number of years

            ERV(n) = Ending redeemable value at the end of year n
                   = ERV(n-1) x ((b/a) - c)            for n = 1 to 5
                   = ERV(5) x ((b/a) - c) - (d x P)    for n = 6

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
INVESCO VIF-TECHNOLOGY SUBACCOUNT
2.61  YEAR PERIOD (Life of Subaccount) ENDING    12/31/99

                                 A               B              C              D
                           Value of One     Value of One      Annual
                           Accumulation     Accumulation    Maintenance                   Standard Average    Non-Standard Average *
                           at Beginning        at End         Charge      Withdrawal
         Period             of Period        of Period        Factor        Charge         ERV(n)        T       ERV(n)       T
  05/21/97 to 12/31/97       1.000000        1.138294        0.000614                    1,137.68
  12/31/97 to 12/31/98       1.138294        1.411003        0.001000                    1,409.10
  12/31/98 to 12/31/99       1.411003        3.606433        0.001000       8.50%        3,515.17     61.76%    3,600.17   63.25%

This calculation uses the formula:

              P ( 1 + T ) /\ n  =  ERV

Where:

              P            = A hypothetical initial payment of:     $1,000
                           = ERV(0)

              T            = Average annual total return
                           = ((ERV(3)/P) /\ (1/2.61)) -1

              n            = Number of years

              ERV(n)       = Ending redeemable value at the end of year n
                           = ERV(n-1) x ((b/a) - c)            for n = 1 to 2
                           = ERV(2) x ((b/a) - c) - (d x P)    for n = 3

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
INVESCO VIF-UTILITIES SUBACCOUNT
4.99  YEAR PERIOD (Life of Subaccount) ENDING    12/31/99

                                  A               B              C              D
                            Value of One     Value of One      Annual
                            Accumulation     Accumulation    Maintenance                   Standard Average   Non-Standard Average *
                            at Beginning        at End         Charge       Withdrawal
         Period              of Period       of Period         Factor         Charge        ERV(n)        T        ERV(n)       T
  01/03/95 to 12/31/95        1.000000         1.075513       0.000992                     1,074.52
  12/31/95 to 12/31/96        1.075513         1.196347       0.001000                     1,194.17
  12/31/96 to 12/31/97        1.196347         1.456204       0.001000                     1,452.36
  12/31/97 to 12/31/98        1.456204         1.802265       0.001000                     1,796.05
  12/31/98 to 12/31/99        1.802265         2.117635       0.001000        8.50%        2,023.54    15.16%     2,108.54   16.11%

This calculation uses the formula:

              P ( 1 + T ) /\ n  =  ERV

Where:

              P            = A hypothetical initial payment of:    $1,000
                           = ERV(0)

              T            = Average annual total return
                           = ((ERV(5)/P) /\ (1/4.99)) -1

              n            = Number of years

              ERV(n)       = Ending redeemable value at the end of year n
                           = ERV(n-1) x ((b/a) - c)            for n = 1 to 4
                           = ERV(4) x ((b/a) - c) - (d x P)    for n = 5


Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
MFS EMERGING GROWTH SERIES SUBACCOUNT
4.44  YEAR PERIOD (Life of Subaccount) ENDING    12/31/99

                               A              B              C           D
                         Value of One   Value of One      Annual
                         Accumulation   Accumulation    Maintenance                   Standard Average       Non-Standard Average *
                         at Beginning      at End         Charge     Withdrawal
         Period           of Period      of Period        Factor       Charge          ERV(n)       T          ERV(n)         T
  07/24/95 to 12/31/95     1.000000      1.166876        0.000438                     1,166.44
  12/31/95 to 12/31/96     1.166876      1.346656        0.001000                     1,344.98
  12/31/96 to 12/31/97     1.346656      1.619133        0.001000                     1,615.78
  12/31/97 to 12/31/98     1.619133      2.142578        0.001000                     2,136.52
  12/31/98 to 12/31/99     2.142578      3.735875        0.001000        8.50%        3,638.18    33.75%      3,723.18     34.45%

This calculation uses the formula:

               P ( 1 + T ) /\ n  =  ERV

Where:

               P            = A hypothetical initial payment of:    $1,000
                            = ERV(0)

               T            = Average annual total return
                            = ((ERV(5)/P) /\ (1/4.44)) -1

               n            = Number of years

               ERV(n)       = Ending redeemable value at the end of year n
                            = ERV(n-1) x ((b/a) - c)            for n = 1 to 4
                            = ERV(4) x ((b/a) - c) - (d x P)    for n = 5


Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
MFS GROWTH WITH INCOME SERIES SUBACCOUNT
4.23  YEAR PERIOD (Life of Subaccount) ENDING    12/31/99

                              A               B            C            D
                        Value of One    Value of One     Annual
                        Accumulation    Accumulation   Maintenance                    Standard Average        Non-Standard Average *
                        at Beginning       at End        Charge      Withdrawal
         Period           of Period       of Period      Factor        Charge         ERV(n)          T       ERV(n)            T
  10/09/95 to 12/31/95    1.000000         1.063172     0.000227                       1,062.94
  12/31/95 to 12/31/96    1.063172         1.304928     0.001000                       1,303.59
  12/31/96 to 12/31/97    1.304928         1.669673     0.001000                       1,666.65
  12/31/97 to 12/31/98    1.669673         2.014405     0.001000                       2,009.09
  12/31/98 to 12/31/99    2.014405         2.119528     0.001000       8.50%           2,026.93     18.18%   2,111.93        19.33%

This calculation uses the formula:

             P ( 1 + T ) /\ n  =  ERV

Where:

             P            = A hypothetical initial payment of:     $1,000
                          = ERV(0)

             T            = Average annual total return
                          = ((ERV(5)/P) /\ (1/4.23)) -1

             n            = Number of years

             ERV(n)       = Ending redeemable value at the end of year n
                          = ERV(n-1) x ((b/a) - c)            for n = 1 to 4
                          = ERV(4) x ((b/a) - c) - (d x P)    for n = 5

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
MFS RESEARCH SERIES SUBACCOUNT
4.44  YEAR PERIOD (Life of Subaccount) ENDING    12/31/99

                             A              B             C           D
                       Value of One   Value of One      Annual
                       Accumulation   Accumulation    Maintenance                  Standard Average         Non-Standard Average *
                       at Beginning      at End         Charge     Withdrawal
         Period          of Period      of Period       Factor       Charge         ERV(n)       T           ERV(n)           T
  07/26/95 to 12/31/95   1.000000       1.099650       0.000433                    1,099.22
  12/31/95 to 12/31/96   1.099650       1.326628       0.001000                    1,325.01
  12/31/96 to 12/31/97   1.326628       1.573515       0.001000                    1,570.27
  12/31/97 to 12/31/98   1.573515       1.914817       0.001000                    1,909.29
  12/31/98 to 12/31/99   1.914817       2.342868       0.001000       8.50%        2,249.20     20.05%      2,334.20        21.06%

This calculation uses the formula:

               P ( 1 + T ) /\ n  =  ERV

Where:

               P            = A hypothetical initial payment of:        $1,000
                            = ERV(0)

               T            = Average annual total return
                            = ((ERV(5)/P) /\ (1/4.44)) -1

               n            = Number of years

               ERV(n)       = Ending redeemable value at the end of year n
                            = ERV(n-1) x ((b/a) - c)            for n = 1 to 4
                            = ERV(4) x ((b/a) - c) - (d x P)    for n = 5

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
MFS TOTAL RETURN SERIES SUBACCOUNT
4.99  YEAR PERIOD (Life of Subaccount) ENDING    12/31/99

                               A              B            C            D
                         Value of One   Value of One     Annual
                         Accumulation   Accumulation   Maintenance                  Standard Average        Non-Standard Average *
                         at Beginning      at End        Charge      Withdrawal
         Period           of Period      of Period       Factor        Charge         ERV(n)       T           ERV(n)       T
  01/03/95 to 12/31/95     1.000000      1.256022       0.000992                    1,255.03
  12/31/95 to 12/31/96     1.256022      1.416646       0.001000                    1,414.27
  12/31/96 to 12/31/97     1.416646      1.694841       0.001000                    1,690.59
  12/31/97 to 12/31/98     1.694841      1.877542       0.001000                    1,871.14
  12/31/98 to 12/31/99     1.877542      1.908556       0.001000       8.50%        1,815.18     12.68%      1,900.18     13.72%

This calculation uses the formula:

               P ( 1 + T ) /\ n  =  ERV

Where:

               P            = A hypothetical initial payment of:       $1,000
                            = ERV(0)

               T            = Average annual total return
                            = ((ERV(5)/P) /\ (1/4.99)) -1

               n            = Number of years

               ERV(n)       = Ending redeemable value at the end of year n
                            = ERV(n-1) x ((b/a) - c)            for n = 1 to 4
                            = ERV(4) x ((b/a) - c) - (d x P)    for n = 5

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
STRONG DISCOVERY FUND II SUBACCOUNT
7.65  YEAR PERIOD (Life of Subaccount) ENDING    12/31/99

                               A                 B                 C             D
                          Value of One      Value of One        Annual
                          Accumulation      Accumulation      Maintenance                  Standard Average   Non-Standard Average *
                          at Beginning         at End           Charge       Withdrawal
         Period           of Period          of Period          Factor         Charge       ERV(n)        T      ERV(n)      T
  05/08/92 to 12/31/92      1.000000          1.078911        0.000649                    1,078.26
  12/31/92 to 12/31/93      1.078911          1.298474        0.001000                    1,296.61
  12/31/93 to 12/31/94      1.298474          1.211345        0.001000                    1,208.31
  12/31/94 to 12/31/95      1.211345          1.616182        0.001000                    1,610.93
  12/31/95 to 12/31/96      1.616182          1.606482        0.001000                    1,599.65
  12/31/96 to 12/31/97      1.606482          1.764744        0.001000                    1,755.64
  12/31/97 to 12/31/98      1.764744          1.866582        0.001000                    1,855.20
  12/31/98 to 12/31/99      1.866582          1.934334        0.001000         6.00%      1,860.68     8.45%   1,920.68     8.90%

This calculation uses the formula:

                         P ( 1 + T ) /\ n  =  ERV

Where:

                         P      = A hypothetical initial payment of:                      $1,000
                                = ERV(0)

                         T      = Average annual total return
                                = ((ERV(8)/P) /\ (1/7.65)) -1

                         n      = Number of years

                         ERV(n) = Ending redeemable value at the end of year n
                                = ERV(n-1) x ((b/a) - c)            for n = 1 to 7
                                = ERV(7) x ((b/a) - c) - (d x P)    for n = 8

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
STRONG MID CAP GROWTH FUND II SUBACCOUNT
3.00  YEAR PERIOD (Life of Subaccount) ENDING    12/31/99

                               A                 B                C             D
                          Value of One      Value of One       Annual
                          Accumulation      Accumulation     Maintenance                  Standard Average   Non-Standard Average *
                          at Beginning         at End          Charge       Withdrawal
         Period            of Period         of Period         Factor         Charge        ERV(n)     T        ERV(n)        T
  12/31/96 to 12/31/96      1.000000         1.000000         0.000000                    1,000.00
  12/31/96 to 12/31/97      1.000000         1.279730         0.001000                    1,278.73
  12/31/97 to 12/31/98      1.279730         1.624162         0.001000                    1,621.61
  12/31/98 to 12/31/99      1.624162         3.043050         0.001000        8.50%       2,951.65    43.45%   3,036.65    44.81%

This calculation uses the formula:

                         P ( 1 + T ) /\ n  =  ERV

Where:

                         P            = A hypothetical initial payment of:        $1,000
                                      = ERV(0)

                         T            = Average annual total return
                                      = ((ERV(4)/P) /\ (1/3.00)) -1

                         n            = Number of years

                         ERV(n)       = Ending redeemable value at the end of year n
                                      = ERV(n-1) x ((b/a) - c)            for n = 1 to 3
                                      = ERV(3) x ((b/a) - c) - (d x P)    for n = 4

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
STRONG OPPORTUNITY FUND II SUBACCOUNT
7.65  YEAR PERIOD (Life of Subaccount) ENDING    12/31/99

                               A                 B                 C             D
                          Value of One      Value of One        Annual
                          Accumulation      Accumulation      Maintenance                  Standard Average   Non-Standard Average *
                          at Beginning         at End           Charge       Withdrawal
         Period            of Period         of Period          Factor         Charge        ERV(n)      T       ERV(n)        T
  05/08/92 to 12/31/92      1.000000          1.151369        0.000649                     1,150.72
  12/31/92 to 12/31/93      1.151369          1.421411        0.001000                     1,419.46
  12/31/93 to 12/31/94      1.421411          1.452182        0.001000                     1,448.77
  12/31/94 to 12/31/95      1.452182          1.802130        0.001000                     1,796.44
  12/31/95 to 12/31/96      1.802130          2.099899        0.001000                     2,091.48
  12/31/96 to 12/31/97      2.099899          2.598449        0.001000                     2,585.94
  12/31/97 to 12/31/98      2.598449          2.909510        0.001000                     2,892.91
  12/31/98 to 12/31/99      2.909510          3.871784        0.001000         6.00%       3,786.81     19.01%   3,846.81  19.25%

This calculation uses the formula:

                         P ( 1 + T ) /\ n  =  ERV

Where:

                         P            = A hypothetical initial payment of:        $1,000
                                      = ERV(0)

                         T            = Average annual total return
                                      = ((ERV(8)/P) /\ (1/7.65)) -1

                         n            = Number of years

                         ERV(n)       = Ending redeemable value at the end of year n
                                      = ERV(n-1) x ((b/a) - c)            for n = 1 to 7
                                      = ERV(7) x ((b/a) - c) - (d x P)    for n = 8

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
TEMPLETON ASSET STRATEGY FUND-CLASS 2 SUBACCOUNT
11.36  YEAR PERIOD (Life of Subaccount) ENDING    12/31/99

                            A              B              C            D
                       Value of One   Value of One     Annual
                       Accumulation   Accumulation   Maintenance                      Standard Average      Non-Standard Average *
                       at Beginning      at End        Charge      Withdrawal
         Period         of Period      of Period       Factor        Charge          ERV(n)         T             ERV(n)        T
  08/24/88 to 12/31/88    1.000000       1.022957    0.000353                         1,022.60
  12/31/88 to 12/31/89    1.022957       1.142567    0.001000                         1,141.15
  12/31/89 to 12/31/90    1.142567       1.036638    0.001000                         1,034.21
  12/31/90 to 12/31/91    1.036638       1.305629    0.001000                         1,301.54
  12/31/91 to 12/31/92    1.305629       1.391571    0.001000                         1,385.91
  12/31/92 to 12/31/93    1.391571       1.731131    0.001000                         1,722.70
  12/31/93 to 12/31/94    1.731131       1.656414    0.001000                         1,646.63
  12/31/94 to 12/31/95    1.656414       2.002016    0.001000                         1,988.54
  12/31/95 to 12/31/96    2.002016       2.347019    0.001000                         2,329.23
  12/31/96 to 12/31/97    2.347019       2.670456    0.001000                         2,647.89
  12/31/97 to 12/31/98    2.670456       2.794004    0.001000                         2,767.74
  12/31/98 to 12/31/99    2.794004       3.376924    0.001000        0.00%            3,342.42     11.21%       3,342.42      11.21%

This calculation uses the formula:

                         P ( 1 + T ) n /\ =  ERV

Where:

                         P      = A hypothetical initial payment of:        $1,000
                                = ERV(0)

                         T      = Average annual total return
                                = ((ERV(12)/P) /\ (1/11.36)) -1

                         n      = Number of years

                         ERV(n) = Ending redeemable value at the end of year n
                                = ERV(n-1) x ((b/a) - c)            for n = 1 to 11
                                = ERV(11) x ((b/a) - c) - (d x P)   for n = 12

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
TEMPLETON INTERNATIONAL SECURITIES FUND-CLASS 2 SUBACCOUNT
7.67  YEAR PERIOD (Life of Subaccount) ENDING    12/31/99

                            A              B              C           D
                       Value of One   Value of One     Annual
                       Accumulation   Accumulation   Maintenance                     Standard Average        Non-Standard Average *
                       at Beginning      at End        Charge     Withdrawal
         Period         of Period      of Period       Factor       Charge          ERV(n)         T            ERV(n)        T
  05/01/92 to 12/31/92    1.000000       0.930178    0.000668                          929.51
  12/31/92 to 12/31/93    0.930178       1.351546    0.001000                        1,349.65
  12/31/93 to 12/31/94    1.351546       1.303093    0.001000                        1,299.91
  12/31/94 to 12/31/95    1.303093       1.487971    0.001000                        1,483.04
  12/31/95 to 12/31/96    1.487971       1.820431    0.001000                        1,812.91
  12/31/96 to 12/31/97    1.820431       2.041831    0.001000                        2,031.58
  12/31/97 to 12/31/98    2.041831       2.196253    0.001000                        2,183.20
  12/31/98 to 12/31/99    2.196253       2.669513    0.001000       6.00%            2,591.46       13.22%        2,651.46    13.55%

This calculation uses the formula:

                         P ( 1 + T ) n /\ =  ERV

Where:

                         P      = A hypothetical initial payment of:        $1,000
                                = ERV(0)

                         T      = Average annual total return
                                = ((ERV(8)/P) /\ (1/7.67)) -1

                         n      = Number of years

                         ERV(n) = Ending redeemable value at the end of year n
                                = ERV(n-1) x ((b/a) - c)            for n = 1 to 7
                                = ERV(7) x ((b/a) - c) - (d x P)    for n = 8

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
AIM V.I. CAPITAL APPRECIATION FUND SUBACCOUNT
FIVE YEAR PERIOD ENDING    12/31/99

                            A              B            C            D
                      Value of One   Value of One    Annual
                      Accumulation   Accumulation  Maintenance                  Standard Average         Non-Standard Average *
                      at Beginning      at End       Charge     Withdrawal
      Period           of Period       of Period     Factor       Charge        ERV(n)        T          ERV(n)               T

12/31/94 to 12/31/95    1.196858        1.601576    0.001000                  1,337.15
12/31/95 to 12/31/96    1.601576        1.857810    0.001000                  1,549.74
12/31/96 to 12/31/97    1.857810        2.079034    0.001000                  1,732.73
12/31/97 to 12/31/98    2.079034        2.446389    0.001000                  2,037.16
12/31/98 to 12/31/99    2.446389        3.490042    0.001000      8.00%       2,824.20      23.08%     2,904.20           23.77%

This calculation uses the formula:

                      P ( 1 + T ) /\ n  =  ERV
Where:

                      P            = A hypothetical initial payment of:               $1,000
                                   = ERV(0)

                      T            = Average annual total return
                                   = ((ERV(5)/P) /\ (1/5)) -1

                      n            = Number of years

                      ERV(n)       = Ending redeemable value at the end of year n
                                   = ERV(n-1) x ((b/a) - c)            for n = 1 to 4
                                   = ERV(4) x ((b/a) - c) - (d x P)    for n = 5

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
AIM V.I. GROWTH FUND SUBACCOUNT
FIVE YEAR PERIOD ENDING    12/31/99

                           A              B            C            D
                      Value of One   Value of One    Annual
                      Accumulation   Accumulation  Maintenance                   Standard Average        Non-Standard Average *
                      at Beginning      at End       Charge     Withdrawal
      Period           of Period       of Period     Factor       Charge         ERV(n)         T        ERV(n)              T

12/31/94 to 12/31/95    1.054486        1.401436     0.001000                   1,328.02
12/31/95 to 12/31/96    1.401436        1.633117     0.001000                   1,546.24
12/31/96 to 12/31/97    1.633117        2.042817     0.001000                   1,932.60
12/31/97 to 12/31/98    2.042817        2.702507     0.001000                   2,554.76
12/31/98 to 12/31/99    2.702507        3.605202     0.001000     8.00%         3,325.55      27.17%   3,405.55           27.77%

This calculation uses the formula:

                         P    ( 1 + T ) /\ n  =  ERV

Where:

                         P               = A hypothetical initial payment of:        $1,000
                                         = ERV(0)

                         T               = Average annual total return
                                         = ((ERV(5)/P) /\ (1/5)) -1

                         n               = Number of years

                         ERV(n)          = Ending redeemable value at the end of year n
                                         = ERV(n-1) x ((b/a) - c)            for n = 1 to 4
                                         = ERV(4) x ((b/a) - c) - (d x P)    for n = 5

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
AIM V.I. GROWTH AND INCOME FUND SUBACCOUNT
FIVE YEAR PERIOD ENDING    12/31/99

                           A              B            C            D
                      Value of One   Value of One    Annual
                      Accumulation   Accumulation  Maintenance                   Standard Average         Non-Standard Average *
                      at Beginning      at End       Charge     Withdrawal
      Period           of Period       of Period     Factor       Charge        ERV(n)          T         ERV(n)              T

12/31/94 to 12/31/95    0.990633       1.308195     0.001000                  1,319.56
12/31/95 to 12/31/96    1.308195       1.547836     0.001000                  1,559.97
12/31/96 to 12/31/97    1.547836       1.918559     0.001000                  1,932.04
12/31/97 to 12/31/98    1.918559       2.416692     0.001000                  2,431.74
12/31/98 to 12/31/99    2.416692       3.199769     0.001000      8.00%       3,137.26        25.69%     3,217.26          26.33%

This calculation uses the formula:

                         P ( 1 + T ) /\ n  =  ERV

Where:

                         P            = A hypothetical initial payment of:          $1,000
                                      = ERV(0)

                         T            = Average annual total return
                                      = ((ERV(5)/P) /\ (1/5)) -1

                         n            = Number of years

                         ERV(n)       = Ending redeemable value at the end of year n
                                      = ERV(n-1) x ((b/a) - c)            for n = 1 to 4
                                      = ERV(4) x ((b/a) - c) - (d x P)    for n = 5

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
AIM V.I. INTERNATIONAL EQUITY FUND SUBACCOUNT
FIVE YEAR PERIOD ENDING    12/31/99

                           A              B            C            D
                      Value of One   Value of One    Annual
                      Accumulation   Accumulation  Maintenance                  Standard Average          Non-Standard Average *
                      at Beginning      at End       Charge     Withdrawal
      Period           of Period       of Period     Factor       Charge        ERV(n)          T          ERV(n)              T

12/31/94 to 12/31/95    1.143106       1.321698     0.001000                  1,155.23
12/31/95 to 12/31/96    1.321698       1.565055     0.001000                  1,366.79
12/31/96 to 12/31/97    1.565055       1.650289     0.001000                  1,439.85
12/31/97 to 12/31/98    1.650289       1.879382     0.001000                  1,638.30
12/31/98 to 12/31/99    1.879382       2.874595     0.001000      8.00%       2,424.20        19.38%      2,504.20           20.15%

This calculation uses the formula:

                         P ( 1 + T ) /\ n  =  ERV

Where:

                         P            = A hypothetical initial payment of:           $1,000
                                      = ERV(0)

                         T            = Average annual total return
                                      = ((ERV(5)/P) /\ (1/5)) -1

                         n            = Number of years

                         ERV(n)       = Ending redeemable value at the end of year n
                                      = ERV(n-1) x ((b/a) - c)            for n = 1 to 4
                                      = ERV(4) x ((b/a) - c) - (d x P)    for n = 5

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
AIM V.I. VALUE FUND SUBACCOUNT
FIVE YEAR PERIOD ENDING    12/31/99

                           A              B            C            D
                      Value of One   Value of One    Annual
                      Accumulation   Accumulation  Maintenance                  Standard Average           Non-Standard Average *
                      at Beginning      at End       Charge     Withdrawal
      Period           of Period       of Period     Factor       Charge        ERV(n)          T           ERV(n)             T

12/31/94 to 12/31/95    1.167324       1.568458     0.001000                   1,342.64
12/31/95 to 12/31/96    1.568458       1.779692     0.001000                   1,522.11
12/31/96 to 12/31/97    1.779692       2.171329     0.001000                   1,855.55
12/31/97 to 12/31/98    2.171329       2.834910     0.001000                   2,420.77
12/31/98 to 12/31/99    2.834910       3.632734     0.001000      8.00%        3,019.62       24.74%       3,099.62         25.39%

This calculation uses the formula:

                         P ( 1 + T ) /\ n  =  E     RV

Where:

                         P            = A hypothetical initial payment of:           $1,000
                                      = ERV(0)

                         T            = Average annual total return
                                      = ((ERV(5)/P) /\ (1/5)) -1

                         n            = Number of years

                         ERV(n)       = Ending redeemable value at the end of year n
                                      = ERV(n-1) x ((b/a) - c)            for n = 1 to 4
                                      = ERV(4) x ((b/a) - c) - (d x P)    for n = 5

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
ALGER AMERICAN GROWTH PORTFOLIO SUBACCOUNT
FIVE YEAR PERIOD ENDING    12/31/99

                                  A               B              C            D
                            Value of One    Value of One      Annual
                            Accumulation    Accumulation    Maintenance                 Standard Average     Non-Standard Average *
                            at Beginning       at End         Charge     Withdrawal
         Period              of Period       of Period       Factor       Charge        ERV(n)         T      ERV(n)            T
  12/31/94 to 12/31/95        2.331861        3.136702       0.001000                   1,344.15
  12/31/95 to 12/31/96        3.136702        3.506278       0.001000                   1,501.18
  12/31/96 to 12/31/97        3.506278        4.348784       0.001000                   1,860.39
  12/31/97 to 12/31/98        4.348784        6.352284       0.001000                   2,715.61
  12/31/98 to 12/31/99        6.352284        8.380575       0.001000       8.00%       3,500.00    28.47%   3,580.00        29.06%

This calculation uses the formula:

                  P ( 1 + T ) /\ n  =  ERV

Where:

                  P            = A hypothetical initial payment of:           $1,000
                               = ERV(0)

                  T            = Average annual total return
                               = ((ERV(5)/P) /\ (1/5)) -1

                  n            = Number of years

                  ERV(n)       = Ending redeemable value at the end of year n
                               = ERV(n-1) x ((b/a) - c)            for n = 1 to 4
                               = ERV(4) x ((b/a) - c) - (d x P)    for n = 5

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
ALGER AMERICAN INCOME & GROWTH PORTFOLIO SUBACCOUNT
FIVE YEAR PERIOD ENDING    12/31/99

                              A             B            C            D
                        Value of One  Value of One    Annual
                        Accumulation  Accumulation  Maintenance                    Standard Average         Non-Standard Average *
                        at Beginning     at End       Charge     Withdrawal
         Period           of Period     of Period     Factor       Charge          ERV(n)         T          ERV(n)            T
  12/31/94 to 12/31/95     1.355625     1.806983     0.001000                     1,331.95
  12/31/95 to 12/31/96     1.806983     2.132838     0.001000                     1,570.81
  12/31/96 to 12/31/97     2.132838     2.867288     0.001000                     2,110.16
  12/31/97 to 12/31/98     2.867288     3.744226     0.001000                     2,753.42
  12/31/98 to 12/31/99     3.744226     5.261705     0.001000       8.00%         3,786.59      30.51%      3,866.59         31.06%

This calculation uses the formula:

                     P ( 1 + T ) /\ n  =  ERV

Where:

                     P         = A hypothetical initial payment of:          $1,000
                               = ERV(0)

                     T         = Average annual total return
                               = ((ERV(5)/P) /\ (1/5)) -1

                     n         = Number of years

                     ERV(n)    = Ending redeemable value at the end of year n
                               = ERV(n-1) x ((b/a) - c)            for n = 1 to 4
                               = ERV(4) x ((b/a) - c) - (d x P)    for n = 5

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
ALGER AMERICAN MIDCAP GROWTH PORTFOLIO SUBACCOUNT
FIVE YEAR PERIOD ENDING    12/31/99

                              A             B            C            D
                        Value of One  Value of One    Annual
                        Accumulation  Accumulation  Maintenance                      Standard Average         Non-Standard Average *
                        at Beginning     at End       Charge     Withdrawal
         Period           of Period     of Period     Factor       Charge            ERV(n)         T          ERV(n)          T
  12/31/94 to 12/31/95     1.334321      1.901343     0.001000                      1,423.95
  12/31/95 to 12/31/96     1.901343      2.098120     0.001000                      1,569.90
  12/31/96 to 12/31/97     2.098120      2.379729     0.001000                      1,779.04
  12/31/97 to 12/31/98     2.379729      3.058377     0.001000                      2,284.60
  12/31/98 to 12/31/99     3.058377      3.977571     0.001000      8.00%           2,888.96     23.64%     2,968.96          24.31%

This calculation uses the formula:

                         P ( 1 + T ) /\ n  =  ERV

Where:

                         P            = A hypothetical initial payment of:   $1,000
                                      = ERV(0)

                         T            = Average annual total return
                                      = ((ERV(5)/P) /\ (1/5)) -1

                         n            = Number of years

                         ERV(n)       = Ending redeemable value at the end of year n
                                      = ERV(n-1) x ((b/a) - c)            for n = 1 to 4
                                      = ERV(4) x ((b/a) - c) - (d x P)    for n = 5

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO SUBACCOUNT
FIVE YEAR PERIOD ENDING    12/31/99

                                  A               B              C             D
                            Value of One    Value of One      Annual
                            Accumulation    Accumulation    Maintenance                  Standard Average     Non-Standard Average *
                            at Beginning       at End         Charge      Withdrawal
         Period              of Period       of Period       Factor        Charge        ERV(n)         T     ERV(n)            T
  12/31/94 to 12/31/95        2.800170        3.986188       0.001000                   1,422.55
  12/31/95 to 12/31/96        3.986188        4.095008       0.001000                   1,459.96
  12/31/96 to 12/31/97        4.095008        4.498498       0.001000                   1,602.36
  12/31/97 to 12/31/98        4.498498        5.125331       0.001000                   1,824.03
  12/31/98 to 12/31/99        5.125331        7.251248       0.001000       8.00%       2,498.79     20.10%  2,578.79        20.86%

This calculation uses the formula:

                         P ( 1 + T ) /\ n  =  ERV

Where:

                         P            = A hypothetical initial payment of:   $1,000
                                      = ERV(0)

                         T            = Average annual total return
                                      = ((ERV(5)/P) /\ (1/5)) -1

                         n            = Number of years

                         ERV(n)       = Ending redeemable value at the end of year n
                                      = ERV(n-1) x ((b/a) - c)            for n = 1 to 4
                                      = ERV(4) x ((b/a) - c) - (d x P)    for n = 5

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
DREYFUS VIF-APPRECIATION SUBACCOUNT
FIVE YEAR PERIOD ENDING    12/31/99

                                 A               B             C            D
                           Value of One    Value of One     Annual
                           Accumulation    Accumulation   Maintenance                     Standard Average    Non-Standard Average *
                           at Beginning       at End        Charge       Withdrawal
         Period             of Period       of Period      Factor         Charge          ERV(n)         T     ERV(n)            T
  12/31/94 to 12/31/95       1.073451        1.413804      0.001000                      1,316.06
  12/31/95 to 12/31/96       1.413804        1.750831      0.001000                      1,628.48
  12/31/96 to 12/31/97       1.750831        2.211304      0.001000                      2,055.14
  12/31/97 to 12/31/98       2.211304        2.840107      0.001000                      2,637.48
  12/31/98 to 12/31/99       2.840107        3.121770      0.001000         8.00%        2,816.41     23.01%  2,896.41       23.70%

This calculation uses the formula:

                         P ( 1 + T ) /\ n  =  ERV

Where:

                         P            = A hypothetical initial payment of:    $1,000
                                      = ERV(0)

                         T            = Average annual total return
                                      = ((ERV(5)/P) /\ (1/5)) -1

                         n            = Number of years

                         ERV(n)       = Ending redeemable value at the end of year n
                                      = ERV(n-1) x ((b/a) - c)            for n = 1 to 4
                                      = ERV(4) x ((b/a) - c) - (d x P)    for n = 5

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
DREYFUS VIF-QUALITY BOND SUBACCOUNT
FIVE YEAR PERIOD ENDING    12/31/99

                              A              B             C            D
                        Value of One   Value of One     Annual
                        Accumulation   Accumulation   Maintenance                     Standard Average       Non-Standard Average *
                        at Beginning      at End        Charge     Withdrawal
         Period          of Period      of Period       Factor       Charge           ERV(n)        T           ERV(n)        T
  12/31/94 to 12/31/95    1.356944      1.611604      0.001000                      1,186.67
  12/31/95 to 12/31/96    1.611604      1.638798      0.001000                      1,205.51
  12/31/96 to 12/31/97    1.638798      1.768299      0.001000                      1,299.56
  12/31/97 to 12/31/98    1.768299      1.839540      0.001000                      1,350.62
  12/31/98 to 12/31/99    1.839540      1.817202      0.001000       8.00%          1,252.87      4.61%       1,332.87     5.92%

This calculation uses the formula:

                         P ( 1 + T ) /\  n  =  ERV

Where:

                         P            = A hypothetical initial payment of:   $1,000
                                      = ERV(0)

                         T            = Average annual total return
                                      = ((ERV(5)/P) /\ (1/5)) -1

                         n            = Number of years

                         ERV(n)       = Ending redeemable value at the end of year n
                                      = ERV(n-1) x ((b/a) - c)            for n = 1 to 4
                                      = ERV(4) x ((b/a) - c) - (d x P)    for n = 5

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND SUBACCOUNT
FIVE YEAR PERIOD ENDING    12/31/99

                               A               B            C             D
                         Value of One     Value of One    Annual
                         Accumulation     Accumulation  Maintenance                    Standard Average     Non-Standard Average *
                         at Beginning        at End       Charge      Withdrawal
         Period           of Period        of Period      Factor        Charge         ERV(n)        T        ERV(n)        T
  12/31/94 to 12/31/95     1.070990        1.421551      0.001000                    1,326.32
  12/31/95 to 12/31/96     1.421551        1.699636      0.001000                    1,584.45
  12/31/96 to 12/31/97     1.699636        2.153066      0.001000                    2,005.57
  12/31/97 to 12/31/98     2.153066        2.747484      0.001000                    2,557.26
  12/31/98 to 12/31/99     2.747484        3.525206      0.001000       8.00%        3,198.58     26.18%    3,278.58     26.81%

This calculation uses the formula:

                        P ( 1 + T ) /\ n  =  ERV

Where:

                        P            = A hypothetical initial payment of:   $1,000
                                     = ERV(0)

                        T            = Average annual total return
                                     = ((ERV(5)/P) /\ (1/5)) -1

                        n            = Number of years

                        ERV(n)       = Ending redeemable value at the end of year n
                                     = ERV(n-1) x ((b/a) - c)            for n = 1 to 4
                                     = ERV(4) x ((b/a) - c) - (d x P)    for n = 5

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
INVESCO VIF-EQUITY INDEX SUBACCOUNT
FIVE YEAR PERIOD ENDING    12/31/99

                                  A               B             C            D
                            Value of One    Value of One      Annual
                            Accumulation    Accumulation    Maintenance                  Standard Average     Non-Standard Average *
                            at Beginning       at End         Charge      Withdrawal
         Period              of Period       of Period        Factor        Charge        ERV(n)       T        ERV(n)        T
  12/31/94 to 12/31/95        1.006455        1.283606      0.001000                    1,274.37
  12/31/95 to 12/31/96        1.283606        1.547878      0.001000                    1,535.47
  12/31/96 to 12/31/97        1.547878        1.956788      0.001000                    1,939.57
  12/31/97 to 12/31/98        1.956788        2.225058      0.001000                    2,203.54
  12/31/98 to 12/31/99        2.225058        2.520137      0.001000        8.00%       2,413.56    19.27%    2,493.56     20.05%

This calculation uses the formula:

                      P ( 1 + T ) /\ n  =  ERV

Where:

                      P            = A hypothetical initial payment of:  $1,000
                                   = ERV(0)

                      T            = Average annual total return
                                   = ((ERV(5)/P) /\ (1/5)) -1

                      n            = Number of years

                      ERV(n)       = Ending redeemable value at the end of year n
                                   = ERV(n-1) x ((b/a) - c)            for n = 1 to 4
                                   = ERV(4) x ((b/a) - c) - (d x P)    for n = 5

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
STRONG DISCOVERY FUND II SUBACCOUNT
FIVE YEAR PERIOD ENDING    12/31/99

                                A                B              C               D
                          Value of One     Value of One      Annual
                          Accumulation     Accumulation    Maintenance                    Standard Average   Non-Standard Average *
                          at Beginning        at End         Charge      Withdrawal
         Period            of Period        of Period        Factor        Charge         ERV(n)         T      ERV(n)        T
  12/31/94 to 12/31/95      1.211345        1.616182       0.001000                     1,333.20
  12/31/95 to 12/31/96      1.616182        1.606482       0.001000                     1,323.87
  12/31/96 to 12/31/97      1.606482        1.764744       0.001000                     1,452.97
  12/31/97 to 12/31/98      1.764744        1.866582       0.001000                     1,535.36
  12/31/98 to 12/31/99      1.866582        1.934334       0.001000        8.00%        1,509.55      8.58%   1,589.55     9.71%

This calculation uses the formula:

                      P ( 1 + T ) /\ n  =  ERV

Where:

                      P            = A hypothetical initial payment of:     $1,000
                                   = ERV(0)

                      T            = Average annual total return
                                   = ((ERV(5)/P) /\ (1/5)) -1

                      n            = Number of years

                      ERV(n)       = Ending redeemable value at the end of year n
                                   = ERV(n-1) x ((b/a) - c)            for n = 1 to 4
                                   = ERV(4) x ((b/a) - c) - (d x P)    for n = 5

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
STRONG OPPORTUNITY FUND II SUBACCOUNT
FIVE YEAR PERIOD ENDING    12/31/99

                                A               B            C           D
                          Value of One    Value of One    Annual
                          Accumulation    Accumulation  Maintenance                  Standard Average        Non-Standard Average *
                          at Beginning       at End       Charge     Withdrawal
         Period            of Period       of Period      Factor       Charge         ERV(n)         T       ERV(n)            T
  12/31/94 to 12/31/95     1.452182        1.802130      0.001000                    1,239.98
  12/31/95 to 12/31/96     1.802130        2.099899      0.001000                    1,443.62
  12/31/96 to 12/31/97     2.099899        2.598449      0.001000                    1,784.92
  12/31/97 to 12/31/98     2.598449        2.909510      0.001000                    1,996.81
  12/31/98 to 12/31/99     2.909510        3.871784      0.001000      8.00%         2,575.23     20.83%     2,655.23        21.57%

This calculation uses the formula:

                      P ( 1 + T ) /\ n  =  ERV

Where:

                      P            = A hypothetical initial payment of:   $1,000
                                   = ERV(0)

                      T            = Average annual total return
                                   = ((ERV(5)/P) /\ (1/5)) -1

                      n            = Number of years

                      ERV(n)       = Ending redeemable value at the end of year n
                                   = ERV(n-1) x ((b/a) - c)            for n = 1 to 4
                                   = ERV(4) x ((b/a) - c) - (d x P)    for n = 5

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
TEMPLETON ASSET STRATEGY FUND-CLASS 2 SUBACCOUNT
FIVE YEAR PERIOD ENDING    12/31/99

                             A             B            C           D
                       Value of One  Value of One    Annual
                       Accumulation  Accumulation  Maintenance                  Standard Average         Non-Standard Average *
                       at Beginning     at End       Charge     Withdrawal
         Period          of Period     of Period     Factor       Charge        ERV(n)         T         ERV(n)                T
  12/31/94 to 12/31/95    1.656414      2.002016    0.001000                   1,207.64
  12/31/95 to 12/31/96    2.002016      2.347019    0.001000                   1,414.55
  12/31/96 to 12/31/97    2.347019      2.670456    0.001000                   1,608.07
  12/31/97 to 12/31/98    2.670456      2.794004    0.001000                   1,680.86
  12/31/98 to 12/31/99    2.794004      3.376924    0.001000     8.00%         1,949.86      14.29%        2,029.86          15.21%

This calculation uses the formula:

                      P ( 1 + T ) /\ n  =  ERV

Where:

                      P      = A hypothetical initial payment of:             $1,000
                             = ERV(0)

                      T      = Average annual total return
                             = ((ERV(5)/P) /\  (1/5)) -1

                      n      = Number of years

                      ERV(n) = Ending redeemable value at the end of year n
                             = ERV(n-1) x ((b/a) - c)            for n = 1 to 4
                             = ERV(4) x ((b/a) - c) - (d x P)    for n = 5

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
TEMPLETON INTERNATIONAL SECURITIES FUND-CLASS 2 SUBACCOUNT
FIVE YEAR PERIOD ENDING    12/31/99

                             A             B            C           D
                       Value of One  Value of One    Annual
                       Accumulation  Accumulation  Maintenance                  Standard Average         Non-Standard Average *
                       at Beginning     at End       Charge     Withdrawal
         Period          of Period     of Period     Factor       Charge        ERV(n)         T          ERV(n)           T
  12/31/94 to 12/31/95    1.303093     1.487971    0.001000                  1,140.88
  12/31/95 to 12/31/96    1.487971     1.820431    0.001000                  1,394.64
  12/31/96 to 12/31/97    1.820431     2.041831    0.001000                  1,562.86
  12/31/97 to 12/31/98    2.041831     2.196253    0.001000                  1,679.50
  12/31/98 to 12/31/99    2.196253     2.669513    0.001000        8.00%     1,959.73        14.40%      2,039.73        15.32%

This calculation uses the formula:

                      P ( 1 + T ) /\ n  =  ERV

Where:

                      P      = A hypothetical initial payment of:             $1,000
                             = ERV(0)

                      T      = Average annual total return
                             = ((ERV(5)/P) /\  (1/5)) -1

                      n      = Number of years

                      ERV(n) = Ending redeemable value at the end of year n
                             = ERV(n-1) x ((b/a) - c)            for n = 1 to 4
                             = ERV(4) x ((b/a) - c) - (d x P)    for n = 5

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
AIM V.I. CAPITAL APPRECIATION FUND SUBACCOUNT
ONE YEAR PERIOD ENDING    12/31/99

             A               B              C               D
       Value of One     Value of One      Annual
       Accumulation     Accumulation    Maintenance                          Standard Average             Non-Standard Average *
         Unit on          Unit on         Charge        Withdrawal
         12/31/98         12/31/99        Factor          Charge             ERV            T                ERV            T
         2.446389          3.490042       0.001000        9.00%           1,335.61         33.56%          1,425.61        42.56%

This calculation uses the formula:

                         P ( 1 + T ) /\ n  =  ERV

Where:

                         P   = A hypothetical initial payment of:             $1,000

                         T   = Average annual total return
                             = ((ERV/P) /\ (1/n)) -1

                         n   = Number of years                                     1

                         ERV = Ending redeemable value of the hypothetical initial payment
                             = P x ((b/a) - c) - (d x P)

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
AIM V.I. GROWTH FUND SUBACCOUNT
ONE YEAR PERIOD ENDING    12/31/99

             A               B                C               D
       Value of One     Value of One        Annual
       Accumulation     Accumulation      Maintenance                         Standard Average            Non-Standard Average *
         Unit on          Unit on           Charge        Withdrawal
         12/31/98         12/31/99          Factor          Charge            ERV             T             ERV             T
         2.702507         3.605202         0.001000          9.00%          1,243.02        24.30%        1,333.02        33.30%

This calculation uses the formula:

                         P ( 1 + T ) /\ n  =  ERV

Where:

                         P   = A hypothetical initial payment of:                    $1,000

                         T   = Average annual total return
                             = ((ERV/P) /\ (1/n)) -1

                         n   = Number of years                                            1

                         ERV = Ending redeemable value of the hypothetical initial payment
                             = P x ((b/a) - c) - (d x P)

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
AIM V.I. GROWTH AND INCOME FUND SUBACCOUNT
ONE YEAR PERIOD ENDING    12/31/99

             A               B                C               D
       Value of One     Value of One        Annual
       Accumulation     Accumulation      Maintenance                       Standard Average     Non-Standard Average *
         Unit on          Unit on           Charge        Withdrawal
         12/31/98         12/31/99          Factor          Charge           ERV        T            ERV         T
         2.416692         3.199769         0.001000         9.00%          1,233.03    23.30%     1,323.03     32.30%

This calculation uses the formula:

                         P ( 1 + T ) /\ n  =  ERV

Where:

                         P   = A hypothetical initial payment of:                  $1,000

                         T   = Average annual total return
                             = ((ERV/P) /\ (1/n)) -1

                         n   = Number of years                                          1

                         ERV = Ending redeemable value of the hypothetical initial payment
                             = P x ((b/a) - c) - (d x P)

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
AIM V.I. INTERNATIONAL EQUITY FUND SUBACCOUNT
ONE YEAR PERIOD ENDING    12/31/99

             A               B                C               D
       Value of One     Value of One        Annual
       Accumulation     Accumulation      Maintenance                           Standard Average          Non-Standard Average *
         Unit on          Unit on           Charge        Withdrawal
         12/31/98         12/31/99          Factor          Charge             ERV             T              ERV             T
         1.879382         2.874595        0.001000         9.00%            1,438.54         43.85%         1,528.54      52.85%

This calculation uses the formula:

                         P ( 1 + T ) /\ n  =  ERV

Where:

                         P   = A hypothetical initial payment of:               $1,000

                         T   = Average annual total return
                             = ((ERV/P) /\ (1/n)) -1

                         n   = Number of years                                       1

                         ERV = Ending redeemable value of the hypothetical initial payment
                             = P x ((b/a) - c) - (d x P)

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
AIM V.I. VALUE FUND SUBACCOUNT
ONE YEAR PERIOD ENDING    12/31/99

             A               B                C               D
       Value of One     Value of One        Annual
       Accumulation     Accumulation      Maintenance                          Standard Average        Non-Standard Average *
         Unit on          Unit on           Charge        Withdrawal
        12/31/98         12/31/99          Factor          Charge             ERV             T            ERV         T
        2.834910         3.632734         0.001000          9.00%          1,190.43         19.04%       1,280.43    28.04%

This calculation uses the formula:

                         P ( 1 + T ) /\ n  =  ERV

Where:

                         P   = A hypothetical initial payment of:              $1,000

                         T   = Average annual total return
                             = ((ERV/P) /\ (1/n)) -1

                         n   = Number of years                                      1

                         ERV = Ending redeemable value of the hypothetical initial payment
                             = P x ((b/a) - c) - (d x P)

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
ALGER AMERICAN GROWTH PORTFOLIO SUBACCOUNT
ONE YEAR PERIOD ENDING    12/31/99

          A                  B                 C                 D
    Value of One       Value of One         Annual
    Accumulation       Accumulation       Maintenance                          Standard Average            Non-Standard Average *
       Unit on            Unit on           Charge          Withdrawal
      12/31/98           12/31/99           Factor            Charge             ERV           T             ERV            T
      6.352284           8.380575          0.001000           9.00%           1,228.30      22.83%         1,318.30      31.83%

This calculation uses the formula:

                         P ( 1 + T ) /\ n  =  ERV

Where:

                         P   = A hypothetical initial payment of:                    $1,000

                         T   = Average annual total return
                             = ((ERV/P) /\ (1/n)) -1

                         n   = Number of years                                            1

                         ERV = Ending redeemable value of the hypothetical initial payment
                             = P x ((b/a) - c) - (d x P)

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
ALGER AMERICAN INCOME & GROWTH PORTFOLIO SUBACCOUNT
ONE YEAR PERIOD ENDING    12/31/99

          A                  B                 C                D
    Value of One       Value of One         Annual
    Accumulation       Accumulation       Maintenance                        Standard Average             Non-Standard Average *
       Unit on            Unit on           Charge         Withdrawal
      12/31/98           12/31/99           Factor           Charge           ERV           T               ERV            T
      3.744226           5.261705          0.001000          9.00%          1,314.29      31.43%         1,404.29        40.43%

This calculation uses the formula:

                         P ( 1 + T ) n /\  =  ERV

Where:

                         P   = A hypothetical initial payment of:                  $1,000

                         T   = Average annual total return
                             = ((ERV/P) /\ (1/n)) -1

                         n   = Number of years                                          1

                         ERV = Ending redeemable value of the hypothetical initial payment
                             = P x ((b/a) - c) - (d x P)

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO SUBACCOUNT
ONE YEAR PERIOD ENDING    12/31/99

          A                 B                C               D
     Value of One      Value of One        Annual
     Accumulation      Accumulation      Maintenance                          Standard Average         Non-Standard Average *
        Unit on           Unit on          Charge        Withdrawal
       12/31/98          12/31/99          Factor          Charge           ERV               T          ERV            T
      3.495752            6.142184         0.001000         9.00%          1,666.04         66.60%      1,756.04      75.60%

This calculation uses the formula:

                         P ( 1 + T ) /\ n  =  ERV

Where:

                         P   = A hypothetical initial payment of:                $1,000

                         T   = Average annual total return
                             = ((ERV/P) /\ (1/n)) -1

                         n   = Number of years                                        1

                         ERV = Ending redeemable value of the hypothetical initial payment
                             = P x ((b/a) - c) - (d x P)

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
ALGER AMERICAN MIDCAP GROWTH PORTFOLIO SUBACCOUNT
ONE YEAR PERIOD ENDING    12/31/99

                    A              B             C            D
              Value of One   Value of One     Annual
              Accumulation   Accumulation   Maintenance                  Standard Average       Non-Standard Average *
                 Unit on        Unit on       Charge     Withdrawal
                12/31/98       12/31/99       Factor       Charge        ERV          T            ERV           T
                3.058377       3.977571      0.001000      9.00%        1,209.55     20.95%     1,299.55       29.95%

This calculation uses the formula:

                         P ( 1 + T ) /\ n  =  ERV

Where:

                         P   = A hypothetical initial payment of:         $1,000

                         T   = Average annual total return
                             = ((ERV/P) /\ (1/n)) -1

                         n   = Number of years                                 1

                         ERV = Ending redeemable value of the hypothetical initial payment
                             = P x ((b/a) - c) - (d x P)

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO SUBACCOUNT
ONE YEAR PERIOD ENDING    12/31/99

                   A              B             C            D
             Value of One   Value of One     Annual
             Accumulation   Accumulation   Maintenance                      Standard Average           Non-Standard Average *
                Unit on        Unit on       Charge     Withdrawal
               12/31/98       12/31/99       Factor       Charge          ERV                T            ERV           T
               5.125331       7.251248      0.001000       9.00%        1,323.79           32.38%      1,413.79       41.38%

This calculation uses the formula:

                         P ( 1 + T ) /\ n  =  ERV

Where:

                         P   = A hypothetical initial payment of:        $1,000

                         T   = Average annual total return
                             = ((ERV/P) /\ (1/n)) -1

                         n   = Number of years                                1

                         ERV = Ending redeemable value of the hypothetical initial payment
                             = P x ((b/a) - c) - (d x P)

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
DEUTSCHE VIT EAFE EQUITY INDEX FUND SUBACCOUNT
ONE YEAR PERIOD ENDING    12/31/99

                 A              B             C             D
           Value of One   Value of One     Annual
           Accumulation   Accumulation   Maintenance                     Standard Average      Non-Standard Average *
              Unit on        Unit on       Charge      Withdrawal
             12/31/98       12/31/99       Factor        Charge         ERV           T           ERV            T
             1.128502       1.418818      0.001000          9.00%     1,166.26      16.63%      1,256.26       25.63%

This calculation uses the formula:

                         P ( 1 + T ) /\ n  =  ERV

Where:

                         P   = A hypothetical initial payment of:       $1,000

                         T   = Average annual total return
                             = ((ERV/P) /\ (1/n)) -1

                         n   = Number of years                               1

                         ERV = Ending redeemable value of the hypothetical initial payment
                             = P x ((b/a) - c) - (d x P)

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
DEUTSCHE VIT SMALL CAP INDEX FUND SUBACCOUNT
ONE YEAR PERIOD ENDING    12/31/99

                 A               B              C              D
           Value of One    Value of One      Annual
           Accumulation    Accumulation    Maintenance                     Standard Average     Non-Standard Average *
              Unit on         Unit on        Charge       Withdrawal
             12/31/98        12/31/99        Factor         Charge         ERV         T          ERV            T
             1.007589       1.189206       0.001000          9.00%       1,089.25     8.92%     1,179.25       17.92%

This calculation uses the formula:

                         P ( 1 + T ) /\ n  =  ERV

Where:

                         P   = A hypothetical initial payment of:          $1,000

                         T   = Average annual total return
                             = ((ERV/P) /\ (1/n)) -1

                         n   = Number of years                                  1

                         ERV = Ending redeemable value of the hypothetical initial payment
                             = P x ((b/a) - c) - (d x P)

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
DREYFUS VIF-APPRECIATION SUBACCOUNT
ONE YEAR PERIOD ENDING    12/31/99

                A              B             C             D
          Value of One   Value of One     Annual
          Accumulation   Accumulation   Maintenance                  Standard Average    Non-Standard Average *
             Unit on        Unit on       Charge      Withdrawal
            12/31/98       12/31/99       Factor        Charge         ERV         T         ERV           T
            2.840107       3.121770      0.001000       9.00%        1,008.17    0.82%     1,098.17     9.82%

This calculation uses the formula:

                         P ( 1 + T ) /\ n  =  ERV

Where:

                         P   = A hypothetical initial payment of:      $1,000

                         T   = Average annual total return
                             = ((ERV/P) /\ (1/n)) -1

                         n   = Number of years                              1

                         ERV = Ending redeemable value of the hypothetical initial payment
                             = P x ((b/a) - c) - (d x P)

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
DREYFUS VIF-QUALITY BOND SUBACCOUNT
ONE YEAR PERIOD ENDING    12/31/99

        A                B                  C              D
  Value of One     Value of One           Annual
  Accumulation     Accumulation        Maintenance                          Standard Average           Non-Standard Average *
    Unit on          Unit on              Charge       Withdrawal
    12/31/98        12/31/99              Factor         Charge             ERV            T            ERV                 T
    1.839540        1.817202             0.001000         9.00%           896.86        -10.31%        986.86            -1.31%

This calculation uses the formula:

             P ( 1 + T ) /\ n  =  ERV

Where:
             P   = A hypothetical initial payment of:                  $1,000

             T   = Average annual total return
                 = ((ERV/P) /\ (1/n)) -1

             n   = Number of years                                          1

             ERV = Ending redeemable value of the hypothetical initial payment
                 = P x ((b/a) - c) - (d x P)

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND SUBACCOUNT
ONE YEAR PERIOD ENDING    12/31/99

        A                B                C                D
  Value of One      Value of One       Annual
  Accumulation      Accumulation     Maintenance                            Standard Average           Non-Standard Average *
     Unit on           Unit on         Charge          Withdrawal
    12/31/98          12/31/99         Factor            Charge             ERV            T             ERV              T
    2.747484          3.525206        0.001000           9.00%            1,192.07       19.21%        1,282.07         28.21%

This calculation uses the formula:

             P ( 1 + T ) n  /\ =  ERV

Where:

             P   = A hypothetical initial payment of:                               1,000

             T   = Average annual total return
                 = ((ERV/P) /\ (1/n)) -1

             n   = Number of years                                                      1

             ERV = Ending redeemable value of the hypothetical initial payment
                 = P x ((b/a) - c) - (d x P)

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
EVERGREEN VA FOUNDATION SUBACCOUNT
ONE YEAR PERIOD ENDING    12/31/99

         A                 B               C              D
   Value of One      Value of One        Annual
   Accumulation      Accumulation      Maintenance                         Standard Average            Non-Standard Average *
      Unit on           Unit on          Charge       Withdrawal
     12/31/98          12/31/99          Factor         Charge            ERV             T             ERV               T
     1.567436          1.710200         0.001000        9.00%           1,000.08         0.01%        1,090.08           9.01%

This calculation uses the formula:

             P ( 1 + T ) /\ n  =  ERV

Where:

             P   = A hypothetical initial payment of:                  $1,000

             T   = Average annual total return
                 = ((ERV/P) /\ (1/n)) -1

             n   = Number of years                                          1

             ERV = Ending redeemable value of the hypothetical initial payment
                 = P x ((b/a) - c) - (d x P)

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
EVERGREEN VA GLOBAL LEADERS SUBACCOUNT
ONE YEAR PERIOD ENDING    12/31/99

         A                B                C              D
   Value of One      Value of One        Annual
   Accumulation      Accumulation      Maintenance                       Standard Average               Non-Standard Average *
      Unit on          Unit on           Charge       Withdrawal
     12/31/98         12/31/99           Factor        Charge            ERV               T             ERV                T
    1.261515          1.551756          0.001000        9.00%          1,139.07          13.91%        1,229.07           22.91%

This calculation uses the formula:

             P ( 1 + T ) /\ n  =  ERV

Where:

             P   = A hypothetical initial payment of:                  $1,000

             T   = Average annual total return
                 = ((ERV/P) /\ (1/n)) -1

             n   = Number of years                                          1

             ERV = Ending redeemable value of the hypothetical initial payment
                 = P x ((b/a) - c) - (d x P)

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
EVERGREEN VA SMALL CAP SUBACCOUNT
ONE YEAR PERIOD ENDING    12/31/99

               A                 B              C             D
         Value of One      Value of One       Annual
         Accumulation      Accumulation    Maintenance                    Standard Average         Non-Standard Average *
            Unit on          Unit on          Charge      Withdrawal
           12/31/98         12/31/99          Factor        Charge          ERV         T            ERV           T
           0.962279          1.063544        0.001000        9.00%       1,014.23     1.42%        1,104.23      10.42%

This calculation uses the formula:

                         P ( 1 + T ) /\ n = ERV

Where:

                         P   = A hypothetical initial payment of:                                      $1,000

                         T   = Average annual total return
                             = ((ERV/P) /\ (1/n)) -1

                         n   = Number of years                                                              1

                         ERV = Ending redeemable value of the hypothetical initial payment
                             = P x ((b/a) - c) - (d x P)

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
INVESCO VIF-EQUITY INDEX SUBACCOUNT
ONE YEAR PERIOD ENDING    12/31/99

               A                 B              C             D
         Value of One      Value of One       Annual
         Accumulation      Accumulation    Maintenance                      Standard Average             Non-Standard Average *
            Unit on          Unit on          Charge      Withdrawal
           12/31/98         12/31/99          Factor        Charge           ERV            T             ERV              T
           2.225058          2.520137        0.001000        9.00%         1,041.62       4.16%         1,131.62         13.16%
This calculation uses the formula:

                         P ( 1 + T ) /\ n = ERV

Where:

                         P   = A hypothetical initial payment of:                                      $1,000

                         T   = Average annual total return
                             = ((ERV/P) /\ (1/n)) -1

                         n   = Number of years                                                              1

                         ERV = Ending redeemable value of the hypothetical initial payment
                             = P x ((b/a) - c) - (d x P)

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
INVESCO VIF-TECHNOLOGY SUBACCOUNT
ONE YEAR PERIOD ENDING    12/31/99

                  A                 B              C             D
            Value of One      Value of One       Annual
            Accumulation      Accumulation    Maintenance                      Standard Average           Non-Standard Average *
               Unit on          Unit on          Charge      Withdrawal
              12/31/98         12/31/99          Factor        Charge           ERV           T             ERV              T
              1.411003         3.606433         0.001000        9.00%         2,464.94     146.49%        2,554.94         155.49%

This calculation uses the formula:

                         P ( 1 + T ) /\ n = ERV

Where:

                         P   = A hypothetical initial payment of:                                       $1,000

                         T   = Average annual total return
                             = ((ERV/P) /\ (1/n)) -1

                         n   = Number of years                                                               1

                         ERV = Ending redeemable value of the hypothetical initial payment
                             = P x ((b/a) - c) - (d x P)

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
INVESCO VIF-UTILITIES SUBACCOUNT
ONE YEAR PERIOD ENDING    12/31/99

                  A                 B              C             D
            Value of One      Value of One       Annual
            Accumulation      Accumulation    Maintenance                      Standard Average            Non-Standard Average *
               Unit on          Unit on          Charge      Withdrawal
              12/31/98         12/31/99          Factor        Charge           ERV            T             ERV              T
              1.802265         2.117635        0.001000        9.00%         1,083.99       8.40%        1,173.99             17.40%

This calculation uses the formula:

                         P ( 1 + T ) /\ n = ERV

Where:

                         P   = A hypothetical initial payment of:                                     $1,000

                         T   = Average annual total return
                             = ((ERV/P) /\ (1/n)) -1

                         n   = Number of years                                                             1

                         ERV = Ending redeemable value of the hypothetical initial payment
                             = P x ((b/a) - c) - (d x P)

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
MFS EMERGING GROWTH SERIES SUBACCOUNT
ONE YEAR PERIOD ENDING    12/31/99

                  A                 B              C             D
            Value of One      Value of One       Annual
            Accumulation      Accumulation    Maintenance                      Standard Average              Non-Standard Average *
               Unit on          Unit on          Charge      Withdrawal
              12/31/98         12/31/99          Factor        Charge          ERV           T              ERV                 T
              2.142578         3.735875         0.001000       9.00%         1,652.64      65.26%         1,742.64            74.26%

This calculation uses the formula:

                         P ( 1 + T ) /\ n = ERV

Where:

                         P   = A hypothetical initial payment of:                                       $1,000

                         T   = Average annual total return
                             = ((ERV/P) /\ (1/n)) -1

                         n   = Number of years                                                               1

                         ERV = Ending redeemable value of the hypothetical initial payment
                             = P x ((b/a) - c) - (d x P)

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
MFS GROWTH WITH INCOME SERIES SUBACCOUNT
ONE YEAR PERIOD ENDING    12/31/99

               A                 B              C             D
         Value of One      Value of One       Annual
         Accumulation      Accumulation    Maintenance                       Standard Average              Non-Standard Average *
            Unit on          Unit on          Charge      Withdrawal
           12/31/98         12/31/99          Factor        Charge           ERV            T               ERV                T
           2.014405         2.119528        0.001000        9.00%           961.19        -3.88%          1,051.19            5.12%

This calculation uses the formula:

                         P ( 1 + T ) /\ n = ERV

Where:

                         P   = A hypothetical initial payment of:                                      $1,000

                         T   = Average annual total return
                             = ((ERV/P) /\ (1/n)) -1

                         n   = Number of years                                                              1

                         ERV = Ending redeemable value of the hypothetical initial payment
                             = P x ((b/a) - c) - (d x P)

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
MFS RESEARCH SERIES SUBACCOUNT
ONE YEAR PERIOD ENDING    12/31/99

               A                 B              C             D
         Value of One      Value of One       Annual
         Accumulation      Accumulation    Maintenance                       Standard Average            Non-Standard Average *
            Unit on          Unit on          Charge      Withdrawal
           12/31/98         12/31/99          Factor        Charge           ERV            T              ERV             T
           1.914817         2.342868        0.001000        9.00%          1,132.55       13.25%         1,222.55        22.25%

This calculation uses the formula:

                         P ( 1 + T ) /\ n = ERV

Where:

                         P   = A hypothetical initial payment of:                                      $1,000

                         T   = Average annual total return
                             = ((ERV/P) /\ (1/n)) -1

                         n   = Number of years                                                              1

                         ERV = Ending redeemable value of the hypothetical initial payment
                             = P x ((b/a) - c) - (d x P)

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
MFS TOTAL RETURN SERIES SUBACCOUNT
ONE YEAR PERIOD ENDING    12/31/99

               A                 B              C             D
         Value of One      Value of One       Annual
         Accumulation      Accumulation    Maintenance                       Standard Average           Non-Standard Average *
            Unit on          Unit on          Charge      Withdrawal
           12/31/98         12/31/99          Factor        Charge           ERV            T             ERV             T
           1.877542         1.908556         0.001000        9.00%          925.52      -7.45%         1,015.52          1.55%

This calculation uses the formula:

                         P ( 1 + T ) /\ n = ERV

Where:

              P   = A hypothetical initial payment of:      $1,000

              T   = Average annual total return
                  = ((ERV/P) /\ (1/n)) -1

              n   = Number of years                              1

              ERV = Ending redeemable value of the hypothetical initial payment
                  = P x ((b/a) - c) - (d x P)

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
STRONG DISCOVERY FUND II SUBACCOUNT
ONE YEAR PERIOD ENDING    12/31/99

       A               B               C                D
  Value of One    Value of One       Annual
  Accumulation    Accumulation     Maintenance                          Standard Average             Non-Standard Average *
     Unit on         Unit on         Charge         Withdrawal
    12/31/98        12/31/99         Factor           Charge             ERV         T                  ERV           T
    1.866582        1.934334        0.001000           9.00             945.30    -5.47%              1,035.30      3.53%

This calculation uses the formula:

                  P ( 1 + T ) /\ n  =  ERV

Where:

                  P   = A hypothetical initial payment of:                  $1,000

                  T   = Average annual total return
                      = ((ERV/P) /\ (1/n)) -1

                  n   = Number of years                                          1

                  ERV = Ending redeemable value of the hypothetical initial payment
                      = P x ((b/a) - c) - (d x P)

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
STRONG MID CAP GROWTH FUND II SUBACCOUNT
ONE YEAR PERIOD ENDING    12/31/99

            A               B              C              D
      Value of One    Value of One      Annual
      Accumulation    Accumulation    Maintenance                          Standard Average               Non-Standard Average *
         Unit on         Unit on        Charge       Withdrawal
        12/31/98        12/31/99        Factor         Charge               ERV          T                  ERV             T
            1.624162        3.043050       0.001000         9.00%         1,782.61     78.26%             1,872.61         87.26%

This calculation uses the formula:

                         P ( 1 + T ) /\ n  =  ERV

Where:

            P   = A hypothetical initial payment of:        $1,000

            T   = Average annual total return
                = ((ERV/P) /\ (1/n)) -1

            n   = Number of years                                1

            ERV = Ending redeemable value of the hypothetical initial payment
                = P x ((b/a) - c) - (d x P)

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
STRONG OPPORTUNITY FUND II SUBACCOUNT
ONE YEAR PERIOD ENDING    12/31/99

            A              B              C                  D
      Value of One    Value of One      Annual
      Accumulation    Accumulation    Maintenance                              Standard Average             Non-Standard Average *
         Unit on         Unit on        Charge           Withdrawal
        12/31/98        12/31/99        Factor             Charge               ERV           T               ERV             T
           2.909510        3.871784       0.001000           9.00%            1,239.73      23.97%          1,329.73        32.97%

This calculation uses the formula:

                      P ( 1 + T ) /\ n  =  ERV

Where:

                      P   = A hypothetical initial payment of:               $1,000

                      T   = Average annual total return
                          = ((ERV/P) /\ (1/n)) -1

                      n   = Number of years                                       1

                      ERV = Ending redeemable value of the hypothetical initial payment
                          = P x ((b/a) - c) - (d x P)

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
TEMPLETON ASSET STRATEGY FUND-CLASS 2 SUBACCOUNT
ONE YEAR PERIOD ENDING    12/31/99

            A              B              C            D
      Value of One   Value of One      Annual
      Accumulation   Accumulation    Maintenance                          Standard Average            Non-Standard Average *
         Unit on        Unit on        Charge          Withdrawal
        12/31/98       12/31/99        Factor            Charge            ERV          T               ERV             T
        2.794004       3.376924       0.001000            9.00%          1,117.63     11.76%          1,207.63        20.76%

This calculation uses the formula:

                     P ( 1 + T ) /\ n  =  ERV

Where:

                     P   = A hypothetical initial payment of:           $1,000

                     T   = Average annual total return
                         = ((ERV/P) /\ (1/n)) -1

                     n   = Number of years                                   1

                     ERV = Ending redeemable value of the hypothetical initial payment
                         = P x ((b/a) - c) - (d x P)

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
TEMPLETON INTERNATIONAL SECURITIES FUND-CLASS 2 SUBACCOUNT
ONE YEAR PERIOD ENDING    12/31/99

            A               B             C              D
      Value of One    Value of One      Annual
      Accumulation    Accumulation    Maintenance                       Standard Average             Non-Standard Average *
         Unit on         Unit on        Charge       Withdrawal
        12/31/98        12/31/99        Factor         Charge            ERV          T                ERV              T
        2.196253        2.669513       0.001000         9.00%          1,124.49     12.45%           1,214.49         21.45%

This calculation uses the formula:

                      P ( 1 + T ) /\ n  =  ERV

Where:

                      P   = A hypothetical initial payment of:              $1,000

                      T   = Average annual total return
                          = ((ERV/P) /\ (1/n)) -1

                      n   = Number of years                                      1

                      ERV = Ending redeemable value of the hypothetical initial payment
                          = P x ((b/a) - c) - (d x P)

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
ALGER AMERICAN GROWTH PORTFOLIO SUBACCOUNT
TEN YEAR PERIOD ENDING   12/31/99

                             A             B            C           D
                       Value of One  Value of One    Annual
                       Accumulation  Accumulation  Maintenance                  Standard Average         Non-Standard Average *
                       at Beginning     at End       Charge     Withdrawal
         Period          of Period     of Period     Factor       Charge        ERV(n)         T         ERV(n)                T
  12/31/89 to 12/31/90   1.2244030    1.2573410      0.001000                   1,025.90
  12/31/90 to 12/31/91   1.2573410    1.7412710      0.001000                   1,419.73
  12/31/91 to 12/31/92   1.7412710    1.9297610      0.001000                   1,571.99
  12/31/92 to 12/31/93   1.9297610    2.3309740      0.001000                   1,897.25
  12/31/93 to 12/31/94   2.3309740    2.3318610      0.001000                   1,896.07
  12/31/94 to 12/31/95   2.3318610    3.1367020      0.001000                   2,548.61
  12/31/95 to 12/31/96   3.1367020    3.5062780      0.001000                   2,846.34
  12/31/96 to 12/31/97   3.5062780    4.3487840      0.001000                   3,527.43
  12/31/97 to 12/31/98   4.3487840    6.3522840      0.001000                   5,149.00
  12/31/98 to 12/31/99   6.3522840    8.3805750      0.001000     0.00%         6,787.94     21.11%      6,787.94            21.11%

This calculation uses the formula:

                         P ( 1 + T ) /\ n  =  ERV

Where:

                         P      = A hypothetical initial payment of:            $1,000
                                = ERV(0)

                         T      = Average annual total return
                                = ((ERV(10)/P) /\ (1/10)) -1

                         n      = Number of years

                         ERV(n) = Ending redeemable value at the end of year n
                                = ERV(n-1) x ((b/a) - c)            for n = 1 to 9
                                = ERV(9) x ((b/a) - c) - (d x P)    for n = 10

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
ALGER AMERICAN INCOME & GROWTH PORTFOLIO SUBACCOUNT
TEN YEAR PERIOD ENDING    12/31/99

                           A              B            C            D
                      Value of One   Value of One    Annual
                      Accumulation   Accumulation  Maintenance                   Standard Average       Non-Standard Average *
                      at Beginning      at End       Charge     Withdrawal
      Period           of Period       of Period     Factor       Charge        ERV(n)          T        ERV(n)               T
 12/31/89 to 12/31/90   1.0673430    1.0554530      0.001000                       987.86
 12/31/90 to 12/31/91   1.0554530    1.2858140      0.001000                     1,202.48
 12/31/91 to 12/31/92   1.2858140    1.3775440      0.001000                     1,287.06
 12/31/92 to 12/31/93   1.3775440    1.4990100      0.001000                     1,399.26
 12/31/93 to 12/31/94   1.4990100    1.3556250      0.001000                     1,264.02
 12/31/94 to 12/31/95   1.3556250    1.8069830      0.001000                     1,683.61
 12/31/95 to 12/31/96   1.8069830    2.1328380      0.001000                     1,985.54
 12/31/96 to 12/31/97   2.1328380    2.8672880      0.001000                     2,667.28
 12/31/97 to 12/31/98   2.8672880    3.7442260      0.001000                     3,480.38
 12/31/98 to 12/31/99   3.7442260    5.2617050      0.001000      0.00%          4,887.45     17.19%      4,887.45          17.19%

This calculation uses the formula:

                         P ( 1 + T ) /\ n  =  ERV

Where:

                         P      = A hypothetical initial payment of:           $1,000
                                = ERV(0)

                         T      = Average annual total return
                                = ((ERV(10)/P) /\ (1/10)) -1

                         n      = Number of years

                         ERV(n) = Ending redeemable value at the end of year n
                                = ERV(n-1) x ((b/a) - c)            for n = 1 to 9
                                = ERV(9) x ((b/a) - c) - (d x P)    for n = 10

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO SUBACCOUNT
TEN YEAR PERIOD ENDING  12/31/99

                            A             B            C             D
                       Value of One  Value of One    Annual
                       Accumulation  Accumulation  Maintenance                     Standard Average       Non-Standard  Average *
                       at Beginning     at End       Charge      Withdrawal
         Period          of Period     of Period     Factor        Charge           ERV(n)       T          ERV(n)             T
 12/31/89 to 12/31/90    1.5622470     1.6748530   0.001000                       1,071.08
 12/31/90 to 12/31/91    1.6748530     2.6033450   0.001000                       1,663.79
 12/31/91 to 12/31/92    2.6033450     2.6582230   0.001000                       1,697.19
 12/31/92 to 12/31/93    2.6582230     2.9697550   0.001000                       1,894.40
 12/31/93 to 12/31/94    2.9697550     2.8001700   0.001000                       1,784.33
 12/31/94 to 12/31/95    2.8001700     3.9861880   0.001000                       2,538.30
 12/31/95 to 12/31/96    3.9861880     4.0950080   0.001000                       2,605.05
 12/31/96 to 12/31/97    4.0950080     4.4984980   0.001000                       2,859.13
 12/31/97 to 12/31/98    4.4984980     5.1253310   0.001000                       3,254.67
 12/31/98 to 12/31/99    5.1253310     7.2512480   0.001000       0.00%           4,601.41     16.49%      4,601.41          16.49%

This calculation uses the formula:

                         P ( 1 + T ) /\ n  =  ERV

Where:

                         P      = A hypothetical initial payment of:          $1,000
                                = ERV(0)

                         T      = Average annual total return
                                = ((ERV(10)/P) /\ (1/10)) -1

                         n      = Number of years

                         ERV(n) = Ending redeemable value at the end of year n
                                = ERV(n-1) x ((b/a) - c)            for n = 1 to 9
                                = ERV(9) x ((b/a) - c) - (d x P)    for n = 10

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION
TEMPLETON ASSET STRATEGY FUND-CLASS 2 SUBACCOUNT
TEN YEAR PERIOD ENDING  12/31/99

                                A               B              C
                           Value of One    Value of One      Annual
                           Accumulation    Accumulation    Maintenance                     Standard Average   Non-Standard Average *
                           at Beginning      at End          Charge       Withdrawal
         Period             of Period       of Period        Factor         Charge          ERV(n)        T     ERV(n)         T
 12/31/89 to 12/31/90       1.1425670       1.0366380       0.001000                        906.29
 12/31/90 to 12/31/91       1.0366380       1.3056290       0.001000                      1,140.55
 12/31/91 to 12/31/92       1.3056290       1.3915710       0.001000                      1,214.48
 12/31/92 to 12/31/93       1.3915710       1.7311310       0.001000                      1,509.62
 12/31/93 to 12/31/94       1.7311310       1.6564140       0.001000                      1,442.95
 12/31/94 to 12/31/95       1.6564140       2.0020160       0.001000                      1,742.57
 12/31/95 to 12/31/96       2.0020160       2.3470190       0.001000                      2,041.13
 12/31/96 to 12/31/97       2.3470190       2.6704560       0.001000                      2,320.37
 12/31/97 to 12/31/98       2.6704560       2.7940040       0.001000                      2,425.40
 12/31/98 to 12/31/99       2.7940040       3.3769240       0.001000        0.00%         2,928.99     11.35%   2,928.99    11.35%

This calculation uses the formula:

                         P ( 1 + T ) /\  n  =  ERV

Where:

                         P            = A hypothetical initial payment of:            $1,000
                                      = ERV(0)

                         T            = Average annual total return
                                      = ((ERV(10)/P) /\ (1/10)) -1

                         n            = Number of years

                         ERV(n)       = Ending redeemable value at the end of year n
                                      = ERV(n-1) x ((b/a) - c)            for n = 1 to 9
                                      = ERV(9) x ((b/a) - c) - (d x P)    for n = 10

Non-Standard Average Annual Total Return *

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.